EXHIBIT 10.1
PURCHASE AND SALE AGREEMENT
by and between
LHRET INDIANAPOLIS, LLC
a Delaware limited liability company
and
COGDELL SPENCER LP,
a Delaware limited partnership
Property Name: Methodist Professional Center
Location: 1801 North Senate Boulevard
Indianapolis, Indiana
Effective Date: December 13, 2005

TABLE OF CONTENTS

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EXHIBITS

Exhibit A	Legal Description
Exhibit B	List of Contracts
Exhibit C	Form of As-Is Certificate and Agreement
Exhibit D	Form of Deed
Exhibit E	Form of Bill of Sale
Exhibit F	Form of Assignment of Leases
Exhibit G	Form of Assignment of Intangible Property
Exhibit H	Form of Notice to Tenants
Exhibit I	Form of FIRPTA Affidavit
Exhibit J	Form of Assignment of Ground Leases
Exhibit K-1	Form of Title Affidavit
Exhibit K-2	Form of Gap Indemnity
Exhibit L	Specified Documents
Exhibit M	Form of Tenant Estoppel Certificate
Exhibit N	Notices of Litigation, Contract Defaults and Governmental Violations
Exhibit O	Current Rent Roll

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PURCHASE AND SALE AGREEMENT
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made to be effective as of December 13, 2005, by and between LHRET INDIANAPOLIS, LLC, a Delaware limited liability company (“Seller”), and COGDELL SPENCER LP, a Delaware limited partnership (“Buyer”).
W I T N E S S E T H:
In consideration of the mutual covenants and agreements set forth herein the parties hereto do hereby agree as follows:
ARTICLE 1 — CERTAIN DEFINITIONS
As used herein, the following terms shall have the following meanings:
“Associates LLC” shall mean Methodist Associates LLC (successor to Methodist Associates, Ltd. by assignment recorded in the Office of the Recorder of Marion County, Indiana as Instrument No. 95-42028).
“Building Access Agreement” shall mean that certain Building Penetration, Improvement and Access Agreement dated as of February 1, 2003, by and between Clarian and LHT.
“business day” shall mean any day other than Saturday, Sunday, any Federal holiday, or any holiday in the State in which the Property is located. If any period expires on a day which is not a business day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day which is not a business day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding business day.
“Buyer’s Broker” None.
“Buyer’s Reports” shall mean the results of any examinations, inspections, investigations, tests, studies, analyses, appraisals, evaluations and/or investigations prepared by or for or otherwise obtained by any Buyer’s Representatives in connection with Buyer’s Due Diligence.
“Buyer’s Representatives” shall mean Buyer, any direct or indirect owner of any general partnership interest in Buyer, and any officers, directors, employees, agents, representatives and attorneys of Buyer or any such direct or indirect owner of any general partnership interest in Buyer.
“Clarian” shall mean Clarian Health Partners, Inc., an Indiana not-for-profit corporation.
“Clarian Ground Lease” shall mean, that certain Lease, dated as of January 1, 1997, by and between Methodist and Clarian.
“Closing” shall mean the closing of the Transaction.

“Closing Date” shall mean February 14, 2006, as the same may be extended pursuant to the express terms of this Agreement or otherwise agreed in writing between Seller and Buyer.
“Closing Documents” shall mean all documents and instruments executed and delivered by Buyer or Seller pursuant to the terms of this Agreement or otherwise in connection with the Transaction or this Agreement, including, without limitation, the documents and instruments required pursuant to the terms of Article 7.
“Closing Tax Year” shall mean the Tax Year in which the Closing Date occurs.
“Commencement Date” shall mean December 13, 2005.
“Confidential Materials” shall mean any books, computer software, records or files (whether in a printed or electronic format) that consist of or contain any of the following: appraisals; budgets (other than the budget for the calendar year in which the Closing occurs); strategic plans for the Real Property; internal analyses; information regarding the marketing of the Property for sale; submissions relating to obtaining internal authorization for the sale of the Property by Seller or any direct or indirect owner of any beneficial interest in Seller; attorney and accountant work product; attorney-client privileged documents; internal correspondence of Seller, any direct or indirect owner of any beneficial interest in Seller, or any of their respective affiliates and correspondence between or among such parties; or other information in the possession or control of Seller, Seller’s property manager or any direct or indirect owner of any beneficial interest in Seller which such party deems proprietary or confidential.
“Contracts” shall mean all service, supply, maintenance, utility and commission agreements, all equipment leases, and all other contracts, subcontracts and agreements relating to the Real Property and the Personal Property (including all contracts, subcontracts and agreements relating to the construction of any unfinished tenant improvements) that are described in Exhibit B attached hereto and incorporated herein by this reference, together with any additional contracts, subcontracts and agreements entered into in accordance with the terms of Subsection 10.2.1 hereof and as the same may be modified or terminated in accordance with the terms of Subsection 10.2.1.
“deemed to know” (or words of similar import) shall have the following meaning:
(a)	Buyer shall be “deemed to know” of the existence of a fact or circumstance to the extent that:
(i)	any Buyer’s Representative knows of such fact or circumstance, or

(ii)	such fact or circumstance is disclosed by this Agreement, the Closing Documents executed by Seller, the Documents, any estoppel certificate executed by any tenant of the Property and delivered to any Buyer’s Representatives, or any Buyer’s Reports.
(b)	Buyer shall be “deemed to know” that any Seller’s Warranty is untrue, inaccurate or incorrect to the extent that:

(i)	any Buyer’s Representative has knowledge of information which is inconsistent with such Seller’s Warranty, or

(ii)	this Agreement, the Closing Documents executed by Seller, the Documents, any estoppel certificate executed by any tenant of the Property and delivered to any Buyer’s Representatives, or any Buyer’s Reports contains information which is inconsistent with such Seller’s Warranty.
“Deposit” shall mean the sum of One Million and No/100 Dollars ($1,000,000.00), to the extent the same is deposited by Buyer in accordance with the terms of Section 3.1 hereof, together with any interest earned thereon.
“Designated Representatives” shall mean Joseph G. Kurzydym, Thomas Czerniak and Kevin Geraghty.
“Documents” shall mean the documents and instruments applicable to the Property or any portion thereof that any of the Seller Parties deliver or make available to any Buyer’s Representatives prior to Closing or which are otherwise obtained by any Buyer’s Representatives prior to Closing, including, but not limited to, the Title Commitment, the Survey, the Title Documents, and the Property Documents.
“Due Diligence” shall mean examinations, inspections, investigations, tests, studies, analyses, appraisals, evaluations and/or investigations with respect to the Property, the Documents, and other information and documents regarding the Property, including, without limitation, examination and review of title matters, applicable land use and zoning Laws and other Laws applicable to the Property, the physical condition of the Property, and the economic status of the Property.
“Due Diligence Period” shall mean the period commencing on the Commencement Date and expiring at 5:00 p.m. Eastern Time on January 18, 2006.
“Escrow Agent” shall mean First American Title Insurance, whose mailing address is 30 North LaSalle Street, Suite 310, Chicago, Illinois 60602, Attention: James McIntosh, in its capacity as escrow agent.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
Garage Ground Lease” shall mean that certain Lease, dated June 9, 1994, by and between Methodist, as ground lessor and Associates LLC, as ground lessee, as amended by that certain First Amendment to Lease, dated June 15, 1999 by and between Methodist, Clarian, Associates LLC and LHT (successor to Associates LLC by assignment recorded in the Recorder’s Office as Instrument No. 99-117419), as further amended by that certain Second Amendment to Lease, dated as of December 11, 2003, by and between Methodist, Clarian and Seller (successor to LHT by assignment) and as further amended by the Building Access Agreement.
“Ground Leases” shall mean the Office Ground Lease and the Garage Ground Lease.

“Ground Lessor” shall mean, collectively, Methodist and Clarian.
“Ground Lessor’s Consent” shall have the meaning given to it in Section 8.2(e) hereof.
“Hazardous Materials” shall have the meaning given to it in the As-Is Certificate attached hereto as Exhibit C.
“Improvements” shall have the meaning given to it in the definition of Real Property.
“Intangible Property” shall mean, collectively, Seller’s interest in and to all of the following, if and only to the extent the same may be assigned or quitclaimed by Seller without any expense to Seller:
(a)	the Contracts; and

(b)	to the extent that the same are in effect as of the Closing Date, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property; and

(c)	any guaranties and warranties in effect with respect to any portion of the Real Property or the Personal Property as of the Closing Date; and

(d)	the rights of Seller (if any) to the name “Methodist Professional Center” (it being acknowledged by Buyer that Seller does not have exclusive rights (and in fact may have no rights) to use such name and that Seller has not registered the same in any manner).
“Land” shall have the meaning given to it in the definition of Real Property.
“Laws” shall mean all municipal, county, State or Federal statutes, codes, ordinances, laws, rules or regulations.
“Leases” shall mean all leases for space tenants of the Improvements on the Closing Date (including, without limitation, all New Leases).
“LHT” shall mean LHT Indianapolis, LLC, a Delaware limited liability company.
“Liabilities” shall mean, collectively, any and all problems, conditions, losses, costs, damages, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever.
“Major Casualty/Condemnation” shall mean:
(a)	any condemnation or eminent domain proceedings that occurs after the date hereof, if and only if the portion of the Property that is the subject of such proceedings has a value in excess of One Million Dollars ($1,000,000), as reasonably determined by Buyer and Seller; and

(b)	any casualty that occurs after the date hereof, if and only if the portion of the Property that is damaged or destroyed has a cost of repair that is in excess of One Million Dollars ($1,000,000), as reasonably determined by Buyer and Seller.
“Methodist” shall mean, Methodist Health Group, Inc., f/k/a Methodist Hospital of Indiana, Inc., an Indiana not-for-profit corporation.
“New Leases” shall mean, collectively, any lease for space at the Property entered into between the Commencement Date and the Closing Date.
“Office Ground Lease” shall mean that certain Lease, dated August 19, 1983, by and between Methodist, as ground lessor and Associates LLC, as ground lessee, as amended by that certain First Amendment to Lease, dated September 1, 1985, by and between Methodist and Associates LLC, as further amended by that certain Second Amendment to Lease, dated June 15, 1999 by and between Methodist, Clarian, Associates LLC and LHT (successor to Associates LLC by assignment), as further amended by that certain Third Amendment to Lease, dated as of December 11, 2003, by and between Methodist, Clarian and Seller (successor to LHT by assignment) and as further amended by the Building Access Agreement.
“Owner’s Title Policy” shall mean an ALTA leasehold owner’s title insurance policy (or such other comparable form of title insurance policy as is available in the jurisdiction in which the Property is located), in the amount of the Purchase Price.
“Permitted Exceptions” shall mean and include all of the following: (a) applicable municipal or county zoning, any applicable building ordinances and land use regulations, (b) any deed, easement, restriction, covenant or other matter affecting title to the Property caused or created by Seller in accordance with the terms of Subsection 4.2.2, (c) such state of facts as would be disclosed by a physical inspection of the Property, (d) the lien of taxes and assessments not yet due and payable, (e) any exceptions caused by any Buyer’s Representative, (f) such other exceptions as may be Removed from the Owner’s Title Policy, (g) the rights of the tenants under the Leases, (h) subject to Section 4.2.1(a), any matters about which Buyer knows or is deemed to know on or prior to the expiration of the Due Diligence Period, (i) the Ground Leases and the Building Access Agreement and (j) any matters deemed to constitute additional Permitted Exceptions under Subsection 4.2.1 hereof. Notwithstanding any provision to the contrary contained in this Agreement or any of the Closing Documents, any or all of the Permitted Exceptions may be omitted by Seller in the Deed or the Assignment of Ground Leases (as defined in Subsection 7.3(a) and (b), respectively) without giving rise to any liability of Seller, irrespective of any covenant or warranty of Seller that may be contained in the Deed or the Assignment of Ground Leases (which provisions shall survive the Closing and not be merged therein).
“Personal Property” shall mean, collectively, (a) all tangible personal property owned by Seller that is located on the Real Property and used in the ownership, operation and maintenance of the Real Property, and (b) all books, records and files of Seller relating to the Real Property or the Leases, but specifically excluding from the items described in both clauses (a) and (b), any Confidential Materials and any computer software that is licensed to Seller.

“Property” shall mean, collectively, (a) the Real Property, (b) the Personal Property, (c) Seller’s interest as landlord in all Leases; and (d) the Intangible Property.
“Property Documents” shall mean, collectively, (a) the Ground Leases, (b) the Building Access Agreement, (c) the Leases, (d) the Contracts, and (e) any other documents or instruments which constitute, evidence or create any portion of the Property.
“Prudential” shall mean The Prudential Insurance Company of America, a New Jersey corporation, an investor in Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, which is the indirect parent company of Seller.
“Purchase Price” shall mean the sum of Thirty Nine Million Eight Hundred Sixty Four Thousand and No/100 Dollars ($39,864,000.00).
“Real Property” shall mean the ground leasehold interest in that certain parcel of real estate located in Indianapolis, Indiana and legally described in Exhibit A attached hereto and incorporated herein by this reference (the “Land”), together with all buildings, improvements and fixtures located thereon and owned by Seller as of the Closing Date (the “Improvements”) and all right, title and interest, if any, that Seller may have in and to all rights, privileges and appurtenances pertaining thereto including all of Seller’s right, title and interest, if any, in and to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto; provided, however, that in the event of any condemnation or casualty that occurs after the date hereof, the term “Real Property” shall not include any of the foregoing that is destroyed or taken as a result of any such condemnation proceeding, unless such destroyed or taken portion of the Property is restored or replaced prior to Closing.
“Reimbursable Lease Expenses” shall mean, collectively, any and all costs, expenses and fees paid by Seller prior to Closing or costs, expenses and fees incurred by Seller prior to Closing arising out of or in connection with (a) any extensions, renewals or expansions under any Lease exercised or granted between January 1, 2006 and the Closing Date, and (b) any New Lease; each to the extent either set forth in the ARGUS run provided by Seller to Buyer in conjunction with the Confidential Investment Memorandum or otherwise approved by Buyer in connection with its approval set forth in Section 14.1 hereof.
“Remove” with respect to any exception to title shall mean that Seller causes the Title Company to remove or affirmatively insure over the same as an exception to the Owner’s Title Policy for the benefit of Buyer, without any additional cost to Buyer, whether such removal or insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise.
“Rents” shall mean all base rents, percentage rents, additional rent and any tax and operating expense reimbursements and escalations due from the tenants of the Property under the Leases.
“Required Exceptions” shall mean, collectively, the following:

(a)	any Title Objections to the extent (and only to the extent) that the same (i) have not been caused by any Buyer’s Representatives, and (ii) constitute any of the following:
(A)	liens evidencing monetary encumbrances (other than liens for general real estate taxes not yet due and payable) (“Monetary Liens”) that are created as a result of the intentional acts or omissions of Seller or its agents and affiliates; or

(B)	liens or encumbrances other than Monetary Liens created by Seller or its agents and affiliates after the date of this Agreement in violation of Subsection 4.2.2.
(b)	any exception to title that Seller has specifically agreed in writing to Remove pursuant to the terms of Section 4.2.1(b).
“Required Tenants” shall mean, collectively, (a) each tenant occupying 7,000 or more rentable square feet (the “Major Tenants”); and (b) any combination of tenants other than Major Tenants such that, when combined with the Major Tenants, occupy at least eighty five percent (85%) of the rentable area leased under the Leases.
“Seller-Allocated Amounts” shall mean, collectively:
(a)	with respect to any condemnation or eminent domain proceedings with respect to any portion of the Property that occurs after the date hereof, (i) the costs, expenses and fees, including reasonable attorneys’ fees, expenses and disbursements, incurred by Seller in connection with obtaining payment of any award or proceeds in connection with any such condemnation or eminent domain proceedings, and (ii) any portion of any such award or proceeds that is allocable to loss of use of the Property prior to Closing; and

(b)	with respect to any casualty to any portion of the Property that occurs after the date hereof, (i) the reasonable costs, expenses and fees, including reasonable attorneys’ fees, expenses and disbursements, incurred by Seller in connection with the negotiation and/or settlement of any casualty claim with an insurer with respect to the Property, (ii) the proceeds of any rental loss, business interruption or similar insurance that are allocable to the period prior to the Closing Date, and (iii) the reasonable and actual costs incurred by Seller in stabilizing the Property following a casualty.
“Seller Parties” shall mean and include, collectively, (a) Seller; (b) its counsel; (c) Seller’s Broker; (d) Seller’s property manager; (e) any direct or indirect owner of any beneficial interest in Seller; (f) any officer, director, employee, or agent of Seller, its counsel, Seller’s Broker, Seller’s property manager or any direct or indirect owner of any beneficial interest in Seller; and (g) any other entity or individual affiliated or related in any way to any of the foregoing.
“Seller’s Broker” – None.

“Seller’s knowledge” or words of similar import shall refer only to the actual knowledge of the Designated Representatives and shall not be construed to refer to the knowledge of any other Seller Party, or to impose or have imposed upon the Designated Representatives any duty to investigate the matters to which such knowledge, or the absence thereof, pertains, including, but not limited to, the contents of the files, documents and materials made available to or disclosed to Buyer or the contents of files maintained by the Designated Representatives. There shall be no personal liability on the part of the Designated Representatives arising out of any of the Seller’s Warranties.
“Seller’s Warranties” shall mean Seller’s representations and warranties set forth in Section 9.2 and the Closing Documents executed by Seller for the benefit of Buyer in connection with the Closing, as such representations and warranties may be deemed modified or waived by Buyer pursuant to the terms of this Agreement.
“Survey” shall mean a survey of the Property prepared by a surveyor licensed in the State in which the Property is located.
“Tax Year” shall mean the one (1) year period commencing on January 1 of each calendar year and ending on December 31 of such calendar year, being the real estate tax year for the county in which the Property is located.
“Title Commitment” shall mean a commitment to issue an owner’s policy of title insurance with respect to the Property issued by the Title Company.
“Title Company” shall mean First American Title Insurance Company.
“Title Documents” shall mean all documents referred to on Schedule B of the Title Commitment as exceptions to coverage.
“Title Objections” shall mean any exceptions to title to which Buyer is entitled and timely objects in accordance with the terms of Subsection 4.2.1(a).
“Transaction” shall mean the transaction contemplated by this Agreement.
ARTICLE 2 — SALE OF PROPERTY
Seller agrees to sell, transfer and assign and Buyer agrees to purchase, accept and assume, subject to the terms and conditions set forth in this Agreement and the Closing Documents, all of Seller’s right, title and interest in and to the Property.
ARTICLE 3 — PURCHASE PRICE
In consideration of the sale of the Property to Buyer, Buyer shall pay to Seller an amount equal to the Purchase Price, as prorated and adjusted as set forth in Article 6, Section 7.2, or as otherwise provided under this Agreement. The Purchase Price shall be paid as follows:

3.1	Earnest Money Deposit.
3.1.1	Payment of Deposit. Upon the full and final execution of this Agreement and as a condition precedent to the effectiveness of this Agreement, Buyer shall pay one half (1/2) of the Deposit (i.e. $500,000) to Escrow Agent within three (3) business days following the Commencement Date. In addition, no later than the expiration of the Due Diligence Period (provided that this Agreement is not sooner terminated in accordance with the terms hereof), and as a condition to the continued effectiveness of this Agreement, Buyer shall pay the second one half (1/2) of the Deposit (i.e. $500,000) to Escrow Agent.

3.1.2	Applicable Terms; Failure to Make Deposit. The Deposit shall be paid to Escrow Agent in immediately available funds. Except as expressly otherwise set forth herein, the Deposit shall be applied against the Purchase Price on the Closing Date and shall otherwise be held and delivered by Escrow Agent in accordance with the provisions of Article 13. Notwithstanding any provision in this Agreement to the contrary, if Buyer fails to timely make the Deposit as provided herein, Buyer shall be deemed to have elected to terminate this Agreement and the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement.
3.2	Cash at Closing. On the Closing Date, Buyer shall (a) pay to Seller an amount equal to the balance of the Purchase Price in immediately available funds by wire transfer as more particularly set forth in Section 7.2, as prorated and adjusted as set forth in Article 6, Section 7.2, or as otherwise provided under this Agreement, and (b) cause the Escrow Agent to simultaneously pay the Deposit to Seller in immediately available funds by wire transfer as more particularly set forth in Section 7.2.
ARTICLE 4 — TITLE MATTERS
4.1	Title to Real Property. Seller shall use commercially reasonable efforts to obtain the Title Commitment, copies of all of the Title Documents as soon as reasonably practicable after the date hereof. Buyer acknowledges that Seller ordered the Title Commitment and copies of the Title Documents on December 6, 2005. Buyer shall use commercially reasonable efforts to obtain the Survey as soon as reasonably practicable after the date hereof. Seller shall notify Buyer when it receives any of the aforementioned documents and shall promptly furnish Buyer copies of the same. Buyer shall notify Seller when it receives the Survey and shall promptly furnish Seller a copy of the same.
4.2	Title Defects.
4.2.1	Buyer’s Objections to Title; Seller’s Obligations and Rights.
(a)	Prior to the expiration of the Due Diligence Period, Buyer shall have the right to object in writing to any title matters that appear on the Title Commitment, the Survey, and any supplemental title reports or updates to the Title Commitment (whether or not such matters constitute Permitted Exceptions). In addition, after the expiration of the Due Diligence Period,

Buyer shall have the right to object in writing to any title matters which are not Permitted Exceptions that may first appear on any supplemental title reports or updates to the Title Commitment or Survey issued after the expiration of the Due Diligence Period so long as such objection is made by Buyer within five (5) business days after Buyer becomes aware of the same (but, in any event, prior to the Closing Date). Unless Buyer is entitled to and timely objects to such title matters, all such title matters shall be deemed to constitute additional Permitted Exceptions.

(b)	To the extent that any Title Objections do not constitute Required Exceptions, Seller may elect (but shall not be obligated) to Remove or cause to be Removed any such Title Objections and Seller shall notify Buyer in writing within five (5) business days after receipt of Buyer’s notice of Title Objections (but, in any event, prior to the Closing Date) whether Seller elects to Remove the same. Failure of Seller to respond in writing within such period shall be deemed an election by Seller not to Remove such Title Objections. Any Title Objection that Seller elects in writing to Remove shall be deemed a Required Exception. If Seller elects not to Remove one or more Title Objections, then, other than with respect to the Required Exceptions, within five (5) business days after Seller’s election (but, in any event, prior to the Closing Date), Buyer may elect in writing to either (i) terminate this Agreement, in which event the Deposit shall be paid to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (ii) waive such Title Objections and proceed to Closing. Failure of Buyer to respond in writing within such period shall be deemed an election by Buyer to waive such Title Objections and proceed to Closing. Any such Title Objection so waived (or deemed waived) by Buyer shall be deemed to constitute a Permitted Exception and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price with respect thereto.

(c)	If this Agreement is not terminated by Buyer in accordance with the provisions hereof, Seller shall, at Closing, Remove or cause to be Removed any Required Exceptions. Seller may use any portion of the Purchase Price to satisfy any Required Exceptions that exist as of the Closing Date, provided Seller shall cause the Title Company to Remove the same. If Seller is unable to Remove any Required Exceptions prior to the Closing, Buyer may at Closing elect to either (a) terminate this Agreement, in which event the Deposit shall be paid to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) accept such exceptions to title and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price or (c) to replace, without any increased cost to Seller, the Title Company with another nationally recognized title insurance company if the Title Company fails or refuses to Remove any exceptions to title that Seller elects or is required to Remove.

(d)	Seller shall be entitled to a reasonable adjournment of the Closing (not to exceed thirty (30) days) for the purpose of the Removal of any exceptions to title.
4.2.2	No New Exceptions. From and after the date hereof, Seller shall not execute any deed, easement, restriction, covenant or other matter affecting title to the Property unless Buyer has received a copy thereof and has approved the same in writing. If Buyer fails to object in writing to any such proposed instrument within three (3) business days after receipt of the aforementioned notice, Buyer shall be deemed to have approved the proposed instrument if such three (3) business days ends on or prior to the expiration of the Due Diligence Period and Buyer shall be deemed to have disapproved the proposed instrument if such three (3) business days ends subsequent to the expiration of the Due Diligence Period. Buyer’s consent shall not be unreasonably withheld, conditioned or delayed with respect to any such instrument that is proposed prior to the expiration of the Due Diligence Period. Buyer, in its sole and absolute discretion, shall be entitled to grant or withhold its consent with respect to any such instrument that is proposed between the expiration of the Due Diligence Period and the Closing.
4.3	Title Insurance. At Closing, the Title Company shall issue the Owner’s Title Policy to Buyer, insuring that Buyer holds the ground leasehold interest in the Land and fee simple title to the Improvements subject only to the Permitted Exceptions. Buyer shall be entitled to request that the Title Company provide such endorsements (or amendments) to the Owner’s Title Policy as Buyer may reasonably require, provided that (a) such endorsements (or amendments) shall be at no cost to, and shall impose no additional liability on, Seller, (b) Buyer’s obligations under this Agreement shall not be conditioned upon Buyer’s ability to obtain such endorsements and, if Buyer is unable to obtain such endorsements, Buyer shall nevertheless be obligated to proceed to close the Transaction without reduction of or set off against the Purchase Price, and (c) the Closing shall not be delayed as a result of Buyer’s request.
ARTICLE 5 — BUYER’S DUE DILIGENCE/CONDITION OF THE PROPERTY
5.1	Buyer’s Due Diligence.
5.1.1	Access to Documents and the Property. Commencing on the Commencement Date and continuing to the Closing Date, Seller has and will continue to make or cause to be made available to Buyer for copying, at Buyer’s sole cost and expense, on-site property files of Seller and Seller’s property manager (other than Confidential Materials). Within five (5) business days after the Commencement Date, Seller shall deliver to Buyer true and complete copies of the materials identified on Exhibit L attached to hereto (the “Specified Documents”). Failure of Seller to deliver all of the Specified Documents to Buyer within such five (5) business day period shall extend the Due Diligence Period by one (1) day for each day after the fifth (5th) business day following the Commencement Date until all of the Specified Documents are delivered to Buyer. In addition, commencing on the Commencement Date and continuing to the Closing Date, Seller has and will continue to allow Buyer’s Representatives access to the Property upon reasonable prior notice at reasonable times provided (a) such access does not unreasonably interfere with the operation of the Property or the rights of tenants; (b) Buyer shall coordinate with Seller and Seller’s property manager prior to and during each visit to the Property by any Buyer’s Representatives and representatives of Seller shall have the right to accompany Buyer’s Representatives during each such visit; (c) Buyer’s Representatives shall not contact any tenant, other than Clarian, Methodist and affiliates of Clarian and Methodist, without Seller’s prior written consent; (d) after the expiration of the Due Diligence Period Buyer’s Representatives shall not be permitted to perform any further testing or other physical evaluation of the Property prior to Closing; and (e) Seller or its designated representative shall have the right to pre-approve and be present during any physical testing of the Property. Buyer shall promptly return the Property to the condition existing prior to any tests and inspections. Prior to such time as any Buyer’s Representatives enter the Property, Buyer shall (i) obtain policies of general liability insurance which insure Buyer’s Representatives with liability insurance limits of not less than $1,000,000 combined single limit for personal injury and property damage and name Seller and Seller’s property manager as additional insureds and which are with such insurance companies, provide such coverages and carry such other limits as Seller shall reasonably require, and (ii) provide Seller with certificates of insurance evidencing that Buyer has obtained the aforementioned policies of insurance.

5.1.2	Limit on Government Contacts. Notwithstanding any provision in this Agreement to the contrary, except in connection with the preparation of a so-called “Phase I” environmental report with respect to the Property, Buyer’s Representatives shall not contact any governmental official or representative regarding hazardous materials on or the environmental condition of the Property without Seller’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed. In addition, if Seller’s consent is obtained by Buyer, Seller shall be entitled to receive at least five (5) days prior written notice of the intended contact and to have a representative present when any Buyer’s Representatives has any such contact with any governmental official or representative.

5.1.3	Other Due Diligence Obligations of Buyer. All inspections by Buyer’s Representatives shall be at Buyer’s sole expense and shall be in accordance with applicable Laws, including without limitation, Laws relating to worker safety and the proper disposal of discarded materials. Buyer shall cause each of Buyer’s Representatives to be aware of the terms of this Agreement as it relates to the conduct of Buyer’s Due Diligence and the obligations of such parties hereunder.

5.1.4	Waiver and Release. Buyer, for itself and all of the other Buyer’s Representatives, hereby waives and releases Seller and each of the Seller Parties from all claims resulting directly or indirectly from access to, entrance upon, or inspection of the Property by Buyer’s Representatives.

5.2	As-Is Sale. Buyer acknowledges and agrees as follows:
(a)	During the Due Diligence Period, Buyer has conducted, and shall continue to conduct, or has waived its right to conduct, such Due Diligence as Buyer has deemed or shall deem necessary or appropriate.

(b)	Except for Seller’s Warranties, the Property shall be sold, and Buyer shall accept possession of the Property on the Closing Date, “AS IS, WHERE IS, WITH ALL FAULTS”, with no right of setoff or reduction in the Purchase Price.

(c)	Except for Seller’s Warranties, none of the Seller Parties have or shall be deemed to have made any verbal or written representations, warranties, promises or guarantees (whether express, implied, statutory or otherwise) to Buyer with respect to the Property, any matter set forth, contained or addressed in the Documents (including, but not limited to, the accuracy and completeness thereof) or the results of Buyer’s Due Diligence.

(d)	Buyer shall independently confirm to its satisfaction all information that it considers material to its purchase of the Property or the Transaction.
5.3	Termination of Agreement During Due Diligence Period. If Buyer, in its sole and absolute discretion, is not satisfied with the results of its Due Diligence during the Due Diligence Period, Buyer may terminate this Agreement by written notice to Seller at any time prior to the expiration of the Due Diligence Period, and, in the event of such termination, neither Seller nor Buyer shall have any liability hereunder except for those obligations which expressly survive the termination of this Agreement and Buyer shall be entitled to the return of the Deposit. In the event Buyer fails to terminate this Agreement prior to the expiration of the Due Diligence Period, Buyer shall be deemed to have waived its rights to terminate this Agreement in accordance with this Article 5.
5.4	Buyer’s Certificate. Buyer shall deliver to Seller at the Closing, a certificate in the form of Exhibit C attached hereto and incorporated herein by this reference.
ARTICLE 6 — ADJUSTMENTS AND PRORATIONS
The following adjustments and prorations shall be made at Closing:
6.1	Lease Rentals and Other Revenues.

6.1.1	Rents. All collected Rents shall be prorated between Seller and Buyer as of the day prior to the Closing Date. Seller shall be entitled to all Rents attributable to any period to but not including the Closing Date. Buyer shall be entitled to all Rents attributable to any period on and after the Closing Date. Rents not collected as of the Closing Date shall not be prorated at the time of Closing.

6.1.2	Other Revenues. Revenues from Property operations (other than Rents (which shall be prorated as provided in Subsection 6.1.1), security deposits (which will be apportioned as provided in Section 6.6), and pre-paid installments or other payments under Contracts) that are actually collected shall be prorated between Buyer and Seller as of 12:01 a.m. on the Closing Date. Seller shall be entitled to all such revenues attributable to any period to but not including the Closing Date and Buyer shall be entitled to all such revenues attributable to any period on and after the Closing Date.

6.1.3	Post-Closing Collections. After Closing, Buyer shall make a good faith effort to collect any Rents or other revenues not collected as of the Closing Date on Seller’s behalf and to tender the same to Seller upon receipt; provided, however, that all Rents collected by Buyer on or after the Closing Date shall first be applied to all amounts due under the applicable Lease at the time of collection (i.e., current Rents and sums due Buyer as the current owner and landlord) with the balance (if any) payable to Seller, but only to the extent of amounts delinquent and actually due Seller. Buyer shall not have an exclusive right to collect the sums due Seller under the Leases or other revenue due Seller and Seller hereby retains its rights to pursue claims against any tenant under the Leases or other party for sums due with respect to periods prior to the Closing Date; provided, however, that with respect to any legal proceedings against any tenant under a Lease, Seller (a) shall be required to notify Buyer in writing of its intention to commence or pursue such legal proceedings; (b) shall only be permitted to commence or pursue any legal proceedings after the date which is three (3) months after Closing; and (c) shall not be permitted to commence or pursue any legal proceedings against any tenant seeking eviction of such tenant or the termination of the underlying Lease. The terms of this Section 6.1.3 shall survive the Closing and not be merged therein.
6.2	Reimbursable Lease Expenses. At Closing, Buyer shall reimburse Seller for the Reimbursable Lease Expenses to the extent required by the terms of Article 14.
6.3 Real Estate and Personal Property Taxes.
6.3.1	Proration of Ad Valorem Taxes. Buyer and Seller shall only prorate ad valorem real estate and personal property taxes for the Property that are actually due and payable during Closing Tax Year, regardless of the year for which such taxes are assessed. As a result, if real estate or personal property taxes for the Property are paid in arrears (i.e., taxes paid during any Tax Year are assessed for or otherwise attributable to the previous Tax Year), there shall be no proration of real estate taxes assessed for or attributable to the Property for the Closing Tax Year (which would be due and payable during the following Tax Year). There shall be no proration of ad valorem real estate or personal property taxes other than as set forth hereinabove and, as between Buyer and Seller, Buyer agrees that it shall be solely responsible for all such ad valorem real estate and personal property taxes due and payable after the Closing. The proration of the ad valorem real estate and personal property taxes actually due and payable during the Closing Tax Year shall be calculated as follows:
(a)	Seller shall be responsible for that portion of such taxes equal to (i) the total such taxes due and payable during the Closing Tax Year, multiplied by (ii) a fraction, the numerator of which shall be the number of days in the Closing Tax Year prior to the Closing Date, and the denominator of which shall be 365; and

(b)	Buyer shall be responsible for that portion of such taxes equal to (i) the total such taxes due and payable during the Closing Tax Year, multiplied by (ii) a fraction, the numerator of which shall be the number of days in the Closing Tax Year subsequent to and including the Closing Date, and the denominator of which shall be 365.
Seller shall be responsible for all deferred and rollback real estate taxes applicable to Seller’s period of ownership of the Property, if any, except for such taxes that are recoverable from tenants of the Property. For purposes of clarity, taxes assessed or imposed in calendar year 2005 but that are payable in calendar year 2006 shall not be considered deferred or rollback taxes of purposes of the foregoing.

6.3.2	Insufficient Information. If, at Closing, the real estate and/or personal property tax rate and assessments have not been set for the taxes due and payable during the Closing Tax Year, then the proration of such taxes shall be based upon the 2006 Budgeted Taxes (as used in the Confidential Investment Description dated August 2, 2005) and such prorations shall be final.

6.3.3	Special Assessments. Seller shall pay all installments of special assessments due and payable prior to the Closing Date and Buyer shall pay all installments of special assessments due and payable on and after the Closing Date; provided, however, that (a) if the owner of the Property has the election to pay any special assessment either immediately or under a payment plan with interest, Seller may elect to pay under a payment plan, which election shall be binding on Buyer; and (b) Seller shall not be required by the foregoing to pay any installments of special assessments which have not been confirmed or which relate to projects that have not been completed on the date hereof.

6.3.4	Tenant Reimbursements. INTENTIONALLY DELETED
6.4	Other Property Operating Expenses. Operating expenses for the Property shall be prorated as of 12:01 a.m. on the Closing Date. Seller shall pay all utility charges and other operating expenses attributable to the Property to, but not including the Closing Date (except for those utility charges and operating expenses payable by tenants in accordance with the Leases) and Buyer shall pay all utility charges and other operating expenses attributable to the Property on or after the Closing Date. To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at Closing based on the last available reading and post-closing adjustments between Buyer and Seller shall be made within twenty (20) days of the date that actual consumption for such pre-closing period is determined, which obligation shall survive the Closing and not be merged therein. Seller shall not assign to Buyer any deposits which Seller has with any of the utility services or companies servicing the Property. Buyer shall arrange with such services and companies to have accounts opened in Buyer’s name beginning at 12:01 a.m. on the Closing Date.

6.5	Closing Costs. Buyer shall pay the following costs and expenses associated with the Transaction: (a) all premiums and charges of the Title Company for the endorsements to the Owner’s Title Policy (including endorsements), (b) the cost of the Survey (including any Survey costs incurred by Seller in anticipation of the sale of the Property), (c) all recording and filing charges in connection with the instrument by which Seller conveys the Property, (d) one-half of all escrow or closing fees charged by Escrow Agent, (e) the commission due Buyer’s Broker, if any, (f) all costs of Buyer’s Due Diligence, including fees due its consultants and attorneys, and (g) all lenders’ fees related to any financing to be obtained by Buyer. Seller shall pay the following costs and expenses associated with the Transaction: (i) all premium and charges of the Title Company for the Title Commitment and the base Owner’s Title Policy (exclusive of any endorsements), (ii) the commission due Seller’s Broker, if any, (iii) all fees due its attorneys, (iv) one-half of all escrow and closing fees charged by Escrow Agent and (v) all costs incurred in connection with causing the Title Company to Remove any Required Exceptions. The obligations of the parties under this Section 6.5 shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement. Buyer and Seller acknowledge that no transfer taxes are applicable to the transfer of the Property.
6.6	Cash Security Deposits. At Closing, Seller shall give Buyer a credit against the Purchase Price in the aggregate amount of any cash security deposits then held by Seller under the Leases less any administrative or similar charges to which Seller may be entitled under applicable Law.
6.7	Apportionment Credit. In the event the apportionments to be made at the Closing result in a credit balance (a) to Buyer, such sum shall be paid at the Closing by giving Buyer a credit against the Purchase Price in the amount of such credit balance, or (b) to Seller, Buyer shall pay the amount thereof to Seller at the Closing by wire transfer of immediately available funds to the account or accounts to be designated by Seller for the payment of the Purchase Price.
6.8	Delayed Adjustment; Delivery of Operating and Other Financial Statements. If at any time following the Closing Date, the amount of an item listed in any section of this Article 6 (other than Section 6.3) shall prove to be incorrect (whether as a result of an error in calculation or a lack of complete and accurate information as of the Closing) or otherwise require adjustment as a result of any year-end or periodic reconciliations of reimbursable operating expenses or tax payments by a tenant under a Lease (limited to calendar year 2005 adjustments only), the party owing money as a result of such error or adjustment shall promptly pay to the other party the sum necessary to correct such error or make such adjustment upon receipt of proof of the same, provided that such proof is received by the party from whom payment is to be made on or before one (1) year after Closing (such period being referred to herein as the “Post Closing Adjustment Period”). In order to enable Seller to determine whether any such delayed adjustment is necessary, Buyer shall provide to Seller, to the extent related to calendar year 2005 adjustments only, current operating and financial statements for the Property and copies of any correspondence and statements sent to tenants in connection with any such reconciliation promptly after the same are prepared, but, in any event, no later than the date one (1) month prior to the expiration of the Post-Closing Adjustment Period. The provisions of this Section 6.8 shall survive the Closing and not be merged therein.

ARTICLE 7 — CLOSING
Buyer and Seller hereby agree that the Transaction shall be consummated as follows:
7.1	Closing Date. Closing shall occur on the Closing Date. The parties shall endeavor to conduct an escrow-style closing through the Escrow Agent so that it will not be necessary for any party to attend the Closing. If, however, either Buyer or Seller determines in good faith that such an escrow Closing is not practical, Buyer and Seller shall conduct a “pre-closing” at 10:00 a.m. Eastern Time on the last business day prior to the Closing Date at the offices of Seller’s attorney with title transfer and payment of the Purchase Price to be completed on the Closing Date as set forth in Section 7.2. Time is of the essence with respect to the Closing.
7.2	Title Transfer and Payment of Purchase Price. Provided all conditions precedent to Seller’s obligations hereunder have been satisfied, Seller agrees to convey the Property to Buyer upon confirmation of receipt of the Purchase Price by the Escrow Agent as set forth below. Provided all conditions precedent to Buyer’s obligations hereunder have been satisfied, Buyer agrees to pay the amount specified in Article 3 by timely delivering the same to the Escrow Agent no later than 11:00 a.m. Eastern Time on the Closing Date.
7.3	Seller’s Closing Deliveries. At Closing, Seller shall deliver or cause to be delivered the following:
(a)	Deed. A deed in the form of Exhibit D attached hereto and incorporated herein by this reference (“Deed”) executed and acknowledged by Seller.

(b)	Assignment of Ground Leases. An assignment and assumption of the Ground Leases, in the form of Exhibit J attached hereto and incorporated herein by this reference (“Assignment of Ground Leases”) executed by Seller.

(c)	Bill of Sale. A bill of sale in the form of Exhibit E attached hereto and incorporated herein by this reference (“Bill of Sale”) executed by Seller.

(d)	Assignment of Tenant Leases. An assignment and assumption of the Leases, in the form of Exhibit F attached hereto and incorporated herein by this reference (“Assignment of Leases”) executed by Seller.

(e)	Assignment of Intangible Property. An assignment and assumption of the Intangible Property in the form of Exhibit G attached hereto and incorporated herein by this reference (“Assignment of Intangible Property”) executed by Seller.

(f)	Notice to Tenants. A single form letter in the form of Exhibit H attached hereto and incorporated herein by this reference, executed by Seller, duplicate copies of which shall be sent by Buyer after Closing to each tenant under the Leases.

(g)	Non-Foreign Status Affidavit. A non-foreign status affidavit in the form of Exhibit I attached hereto and incorporated herein by this reference, as required by Section 1445 of the Internal Revenue Code, executed by Seller.

(h)	Evidence of Authority. Documentation to establish to the Title Company’s and Buyer’s counsel’s reasonable satisfaction the due authorization of Seller to execute this Agreement and the Closing Documents to be delivered by Seller and the consummation of the Transaction.

(i)	Other Documents. A title affidavit in the form of Exhibit K-1 attached hereto and incorporated herein by this reference, a gap indemnity in the form of Exhibit K-2 attached hereto and incorporated herein by this reference, and such other documents as may be reasonably required by the Title Company or as may be agreed upon by Seller and Buyer to consummate the Transaction.

(j)	Letters of Credit as Tenant Security Deposits. With respect to any security deposits which are letters of credit, Seller shall, if the same may be assigned or quitclaimed by Seller, (i) deliver to Buyer at the Closing such letters of credit, (ii) execute and deliver such other instruments as the issuers of such letters of credit shall reasonably require, and (iii) cooperate with Buyer to change the named beneficiary under such letters of credit to Buyer so long as Seller does not incur any additional liability or expense in connection therewith.

(k)	Tax Returns. If applicable, duly completed and signed real estate transfer tax forms, sales tax returns and sales disclosure forms.

(l)	1099. A 1099 reflecting the Purchase Price and sale of the Property, executed by Seller.

(m)	Bringdown Certificate. Seller’s written certification that its representations and warranties set forth in this Agreement are true and correct as of the Closing Date.

(n)	Closing Statement. Buyer’s form of closing statement, setting forth the prorations and adjustments to the Purchase Price respecting the Property to be made pursuant to Article 6 (the “Closing Statement”), executed by Seller.

(o)	Keys and Original Documents. Keys to all locks on the Real Property in Seller’s or Seller’s building manager’s possession and originals or, if originals are not available, copies, of all of the Property Documents, to the extent not previously delivered to Buyer.
The items to be delivered by Seller in accordance with the terms of Subsections (a) through (n) of this Section 7.3 shall be delivered to Escrow Agent no later than 5:00 p.m.

Eastern Time on the last business day prior to the Closing Date and the items to be delivered by Seller in accordance with the terms of Subsection (m) of this Section 7.3 shall be delivered outside of escrow and shall be deemed delivered if the same are located at the Property on the Closing Date.
7.4	Buyer’s Closing Deliveries. At the Closing, Buyer shall deliver or cause to be delivered the following:
(a)	Purchase Price. The Purchase Price, as adjusted for apportionments and other adjustments required under this Agreement, plus any other amounts required to be paid by Buyer at Closing.

(b)	Bill of Sale. The Bill of Sale executed by Buyer.

(c)	Assignment of Leases and Assignment of Ground Leases. The Assignment of Leases and the Assignment of Ground Leases, each executed by Buyer.

(d)	Assignment of Intangible Property. The Assignment of Intangible Property executed by Buyer.

(e)	Buyer’s As-Is Certificate. The certificate of Buyer required under Article 5 hereof.

(f)	Evidence of Authority. Documentation to establish to Seller’s reasonable satisfaction the due authorization of Buyer’s acquisition of the Property and Buyer’s execution of this Agreement and the Closing Documents required to be delivered by Buyer and the consummation of the Transaction.

(g)	Other Documents. Such other documents as may be reasonably required by the Title Company or may be agreed upon by Seller and Buyer to consummate the Transaction.

(h)	Tax Returns. If applicable, duly completed and signed real estate transfer tax or sales tax returns.

(i)	Closing Statement. The Closing Statement, executed by Buyer.
The Purchase Price shall be paid in accordance with the terms of Section 7.2 hereof and the items to be delivered by Buyer in accordance with the terms of Subsections (b) through (i) of this Section 7.4 shall be delivered to Escrow Agent no later than 5:00 p.m. Eastern Time on the last business day prior to the Closing Date.
ARTICLE 8 — CONDITIONS TO CLOSING
8.1	Conditions to Seller’s Obligations. Seller’s obligation to close the Transaction is conditioned on all of the following, any or all of which may be waived by Seller by an express written waiver, at its sole option:

(a)	Representations True. All representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent they expressly relate to an earlier date;

(b)	Buyer’s Financial Condition. No petition has been filed by or against Buyer under the Federal Bankruptcy Code or any similar State or Federal Law, whether now or hereafter existing; and

(c)	Buyer’s Deliveries Complete. Buyer shall have delivered the funds required hereunder and all of the documents to be executed by Buyer set forth in Section 7.4 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Buyer at or prior to the Closing.

(d)	Ground Lessor’s Consent and Waiver of Right of First Refusal. Either (i) the Ground Lessor shall have executed a written consent, consenting to the assignment of Ground Leases to Buyer and waiving its right of first refusal under the Ground Leases with respect to such assignment and confirming no defaults under the Ground Leases or (ii) to have such right of first refusal deemed waived to the extent such deemed waiver is expressly provided pursuant to the terms of the Ground Leases (collectively, the “Ground Lessor’s Consent”). Prior to the expiration of the Due Diligence Period, Seller shall use diligent, good faith efforts to obtain such Ground Lessor’s Consent. Seller shall have no liability or obligations hereunder if Ground Lessor fails or refuses to timely deliver the Ground Lessor’s Consent.
8.2	Conditions to Buyer’s Obligations. Buyer’s obligation to close the Transaction is conditioned on all of the following, any or all of which may be expressly waived by Buyer in writing, at its sole option:
(a)	Representations True. Subject to the provisions of Section 9.3, all representations and warranties made by Seller in this Agreement, as the same may be amended as provided in Section 9.3, shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date;

(b)	Title Conditions Satisfied. At the time of the Closing, title to the Property shall be as provided in Article 4 of this Agreement; and

(c)	Estoppel Certificates. At least three (3) business days prior to Closing, Buyer shall have received executed estoppel certificates from the Required Tenants, each of which (i) shall be dated no earlier than thirty (30) days prior to the initially scheduled Closing Date, (ii) shall contain no matters inconsistent with the terms of the applicable Lease or any other material matters unacceptable to Buyer in its reasonable discretion and (iii) shall be substantially in the form of Exhibit M attached hereto and incorporated herein by this reference. Notwithstanding any provisions in this Agreement to the contrary, if Buyer fails to object in writing to an estoppel certificate executed by any tenant within three (3) business days after the date the same has been delivered to any Buyer’s Representative, Buyer shall be deemed to have approved the same. Seller shall use commercially reasonable efforts to obtain such estoppel certificates but Seller shall have no liability or obligations hereunder if the tenants fail or refuse to timely deliver such estoppel certificates.

(d)	Seller’s Deliveries Complete. Seller shall have delivered all of the documents and other items required pursuant to Section 7.3 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Seller at or prior to the Closing.

(e)	Ground Lessor Consent. The Ground Lessor shall have issued the Ground Lessor’s Consent (defined in Section 8.1(d) above).

(f)	Violations of Law. No governmental authority or agency shall have issued, between the end of the Due Diligence Period and the Closing date, a written notice that the Real Property is in violation of Laws with a cost to repair in excess of $50,000 (individually or in the aggregate) which violation has not, at Seller’s option, either been corrected by Seller on or prior to the Closing Date or the reasonable, estimated cost of repair credited against the Purchase Price. Seller agrees to provide Buyer with a copy of any notices of such violation promptly upon receipt of such notice, even if the estimated cost of repairs is less than $50,000.
8.3	Waiver of Failure of Conditions Precedent. At any time or times on or before the date specified for the satisfaction of any condition, Seller or Buyer may elect in writing to waive the benefit of any such condition set forth in Section 8.1 or Section 8.2, respectively. By closing the Transaction, Seller and Buyer shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions set forth in Section 8.1 and Section 8.2, respectively. In the event any of the conditions set forth in Sections 8.1 or 8.2 are neither waived nor fulfilled, Seller or Buyer (as appropriate) may exercise such rights and remedies, if any, that such party may have pursuant to the terms of Article 11 hereof.
8.4	Approvals not a Condition to Buyer’s Performance. Subject to Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 5 hereof, Buyer acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Buyer’s ability to obtain any (a) governmental or quasi-governmental approval of changes or modifications in use or zoning, or (b) modification of any existing land use restriction, or (c) consents to assignments of any service contracts, management agreements or other agreements which Buyer requests, or (d) endorsements to the Owner’s Title Policy.

8.5	Ground Lessor’s Exercise of Right of First Refusal. Seller and Buyer each acknowledges and agrees that, if the Ground Lessor exercises its right of first refusal under either or both of the Ground Leases as a result of this Agreement, then this Agreement shall automatically terminate, the Deposit shall be refunded to Buyer, Seller shall reimburse Buyer for its actual, documented, out-of-pocket costs and expenses in negotiating this Agreement and performing its Due Diligence (up to a maximum of $50,000), and thereafter neither party shall have any further rights or obligations under this Agreement, except for those obligations which expressly survive the termination hereof.
ARTICLE 9 — REPRESENTATIONS AND WARRANTIES
9.1	Buyer’s Representations. Buyer represents and warrants to, and covenants with, Seller as follows:
9.1.1	Buyer’s Authorization. Buyer (a) is duly organized (or formed), validly existing and in good standing under the Laws of its State of organization and prior to Closing and if required by Law, the State in which the Property is located, (b) is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all Closing Documents to be executed by Buyer, and (c) has all necessary power to execute and deliver this Agreement and all Closing Documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. This Agreement has been and, on or prior to Closing, all Closing Documents to be executed by Buyer will be duly authorized by all requisite partnership, corporate or other required action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all Closing Documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any Law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.

9.1.2	Buyer’s Financial Condition. No petition has been filed by or against Buyer under the Federal Bankruptcy Code or any similar State or Federal Law.

9.1.3	Patriot Act Compliance. Buyer is not acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any Law that is enforced or administered by the Office of Foreign Assets Control, and is not engaging in this Transaction, directly or indirectly, on behalf of, or instigating or facilitating this Transaction, directly or indirectly, on behalf of, any such person, group, entity or nation.

9.1.4	ERISA. Buyer is not, and is not acting on behalf of, an “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, a “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity deemed to hold the “plan assets” of any of the foregoing.
Buyer’s representations and warranties in this Section 9.1 shall survive the Closing for a period of one (1) year and shall not be merged therein, other than the representations and warranties set forth in Section 9.1.3 and 9.1.4 which shall survive indefinitely.

9.2	Seller’s Representations. Seller represents and warrants to Buyer as follows:
9.2.1	Seller’s Authorization. Seller (a) is duly organized (or formed), validly existing and in good standing under the Laws of its State of organization and, to the extent required by Law, the State in which the Property is located, (b) subject to obtaining the approvals described in Subsection 8.1(a), is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all Closing Documents to be executed by Seller, and (c) has all necessary power to execute and deliver this Agreement and all Closing Documents to be executed by Seller, and to perform all of Seller’s obligations hereunder and thereunder. Subject to obtaining the approvals described in Subsection 8.1(a), this Agreement and all Closing Documents to be executed by Seller have been duly authorized by all requisite partnership, corporate or other required action on the part of Seller and are the valid and legally binding obligation of Seller, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all Closing Documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any Law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound.

9.2.2	Pending Litigation. Except as listed in Exhibit N attached hereto and incorporated herein by this reference, Seller has not received any written notice of any current or pending litigation against Seller which would, in the reasonable judgment of Seller, if determined adversely to Seller, materially adversely affect the Property or Seller’s ability to perform its obligations under this Agreement.

9.2.3	Contracts. As of the date of this Agreement, Seller has not entered into any contracts, subcontracts or agreements affecting the Property which will be binding upon Buyer after the Closing other than (i) the Contracts listed in Exhibit B attached hereto, (ii) the Leases, and (iii) liens, encumbrances, covenants, conditions, restrictions, easements and other matters of record.

9.2.4	Contract Defaults. Except for defaults cured on or before the date hereof, Seller has not received any written notice that it is in default under the terms of any of the Contracts except as listed in Exhibit N attached hereto.

9.2.5	Rent Roll. Attached hereto as Exhibit O and incorporated herein by this reference is a complete, accurate rent roll identifying Leases entered into by Seller or its predecessors concerning the Property, current as of the Commencement Date. At Closing, Seller shall deliver to Buyer an updated, certified rent roll identifying

Leases entered into by Seller or its predecessors for the Property that is current as of the Closing Date.

9.2.6	Zoning. Except for violations cured or remedied on or before the date hereof and except as listed in Exhibit N attached hereto, as of the date of this Agreement, Seller has not received any written notice from any governmental authority of any violation of any zoning Law applicable to the Property.

9.2.7	Environmental. To Seller’s knowledge, except for de minimis amounts of Hazardous Materials used, stored and disposed of in accordance with Laws regulating Hazardous Materials (“Environmental Laws”) and used in connection with the ordinary maintenance and operation of the Property, and except as disclosed in the Documents, the Property does not contain Hazardous Materials. Except as disclosed in the Documents, Seller has not received from any governmental authority any written notice that the Property is in violation of any Environmental Laws that has not been cured.

9.2.8	Lease Defaults. As of the Commencement Date and except (i) as disclosed in the Documents or the Tenant Estoppels or the Ground Lessor’s Consent and except for defaults cured on or before the Commencement Date, Seller had not received any written notice that it is in default under any of the Leases or either of the Ground Leases.

9.2.9	Real Property. Except for assignments in connection with debt financing being repaid on the Closing Date, Seller has not transferred or assigned its interest in the Land or the Improvements.

9.2.10	Certain Documents. That it has delivered to Buyer true and complete copies of the Contracts listed on Exhibit B, the Leases listed on Exhibit O as well as the Ground Leases.
9.3	General Provisions.
9.3.1	No Representation as to Leases. Seller does not represent or warrant that any particular Lease or Leases will be in force or effect on the Closing Date or that the tenants will have performed their obligations thereunder.

9.3.2	Seller’s Warranties Deemed Modified. To the extent that Buyer knows or is deemed to know prior to the expiration of the Due Diligence Period that Seller’s Warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Buyer’s knowledge or deemed knowledge, as the case may be.

9.3.3	Breach of Seller’s Warranties prior to Closing.
(a)	If at or prior to the Closing, any Buyer’s Representative obtains actual knowledge that any of Seller’s Warranties are untrue, inaccurate or incorrect in any material respect, Buyer shall give Seller written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the Closing). If at or prior to the Closing, Seller obtains actual knowledge that any of Seller’s Warranties are untrue, inaccurate or incorrect in any material respect, Seller shall give Buyer written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the Closing). In either such event, Seller shall have the right to cure such misrepresentation or breach and shall be entitled to a reasonable adjournment of the Closing (not to exceed thirty (30) days) for the purpose of such cure.

(b)	If (1) any misrepresentation or breach of any of Seller’s Warranties is first discovered by Buyer after the expiration of the Due Diligence Period but prior to Closing and Seller either does not elect to or is not able to so cure any such misrepresentation or breach or (2) Seller either (i) provides Buyer with updates to Documents previously delivered by Seller to Buyer, or Buyer’s Representatives, or otherwise made available to Buyer or Buyer’s Representatives, during the Due Diligence Period or (ii) delivers new Documents to Buyer that were not previously delivered to Buyer or Buyer’s Representatives, or made available to Buyer or Buyer’s Representatives, during the Due Diligence Period (collectively, such updates and new Documents are referred to as the “New Documents”), then Buyer, as its sole remedies for any and all such misrepresentations or breaches and/or the information contained in such New Documents, shall have the following rights:
(i)	If any of Seller’s Warranties and/or information contained in the New Documents are, in the aggregate, untrue, inaccurate or incorrect in any material respect, then Buyer may elect either (A) to waive such misrepresentations or breaches and/or information contained in the New Documents and consummate the Transaction without any reduction of or credit against the Purchase Price, or (B) to terminate this Agreement by written notice given to Seller within three (3) business days after such discovery or receipt of the New Documents, as applicable, and the Closing Date shall be extended, if necessary, to give Buyer such full three (3) business day period, in which event this Agreement shall be terminated, the Deposit shall be returned to Buyer and, thereafter, neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.

(ii)	If any of Seller’s Warranties and/or information contained in the New Documents are untrue, inaccurate or incorrect but are not, in the aggregate, untrue, inaccurate or incorrect in any material respect or if Buyer fails to make a timely election to terminate this Agreement as provided in subclause (B) of clause (i) above, Buyer shall be deemed to waive such misrepresentation or breach of warranty and/or information contained in the New Documents, and

Buyer shall be required to consummate the Transaction without any reduction of or credit against the Purchase Price.
(c)	The untruth, inaccuracy or incorrectness of Seller’s Warranties and/or information contained in the New Documents shall be deemed material for purposes of this Agreement only if Buyer’s aggregate damages resulting from the untruth, inaccuracy or incorrectness of Seller’s Warranties and/or information contained in the New Documents are reasonably estimated to exceed $50,000.

(d)	If Buyer has timely elected to terminate this Agreement as provided in Section 9.3.3(b)(i) above on account of a breach of Seller’s Warranties, then so long as such untruth, inaccuracy or incorrectness was either (i) known to Seller (for purposes hereof, “known to Seller” is to have the same meaning as “Seller knowledge ”) to be untrue, inaccurate or incorrect when made or (ii) the continued truth, accuracy or correctness was within Seller’s control, Seller shall reimburse Buyer for its actual, documented, out-of-pocket costs and expenses in negotiating this Agreement and performing its Due Diligence, up to a maximum of $50,000.
9.3.4	Survival; Limitation on Seller’s Liability. Seller’s Warranties shall survive the Closing and not be merged therein for a period of one (1) year and Seller shall only be liable to Buyer hereunder for a breach of a Seller’s Warranty with respect to which a claim is made by Buyer against Seller on or before the one (1) year anniversary of the Closing Date. Anything in this Agreement to the contrary notwithstanding, the maximum aggregate liability of Seller for breaches of Seller’s Warranties shall be limited as set forth in Section 15.14 hereof. Notwithstanding the foregoing, however, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under this Agreement or otherwise to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the Transaction, as the result of any of Seller’s Warranties being untrue, inaccurate or incorrect if (a) Buyer knew or is deemed to know that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing, or (b) Buyer’s damages as a result of such representations or warranties being untrue, inaccurate or incorrect are reasonably estimated to aggregate less than $50,000.
ARTICLE 10 — COVENANTS
10.1	Buyer’s Covenants. Buyer hereby covenants as follows:
10.1.1	Confidentiality. Buyer acknowledges that any information heretofore or hereafter furnished to Buyer with respect to the Property has been and will be so furnished on the condition that Buyer maintain the confidentiality thereof. Accordingly, Buyer shall hold, and shall cause the other Buyer’s Representatives to hold, in strict confidence, and Buyer shall not disclose, and shall prohibit the other Buyer’s Representatives from disclosing, to any other person without the prior written consent of Seller: (a) the terms of the Agreement, (b) any of the information in respect of the Property delivered to or for the benefit of Buyer whether by any Buyer’s Representatives or by any of the Seller Parties, including, but not limited to, any information heretofore or hereafter obtained by any Buyer’s Representatives in connection with its Due Diligence, and (c) the identity of Seller or any direct or indirect owner of any beneficial interest in Seller Buyer’s obligation under clauses (a) and (c) of the immediately preceding sentence shall survive the Closing and not be merged therein. In the event the Closing does not occur or this Agreement is terminated, Buyer shall promptly return to Seller all copies of documents containing any of such information without retaining any copy thereof or extract therefrom. Notwithstanding anything to the contrary hereinabove set forth, Buyer may disclose such information (i) on a need-to-know basis to its employees, members of professional firms serving it or potential lenders, (ii) as any governmental agency may require in order to comply with applicable Laws or a court order, and (iii) to the extent that such information is a matter of public record. The provisions of this Subsection 10.1.1 shall survive any termination of this Agreement.

10.1.2	Buyer’s Indemnity. Buyer hereby agrees to indemnify, defend, and hold each of the Seller Parties free and harmless from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) actually incurred, and only to the extent arising out of or resulting from (a) the breach of the terms of Subsection 10.1.1 or (b) the entry on the Real Property and/or the conduct of any Due Diligence by any Buyer’s Representatives at any time prior to the Closing; provided, however, that Buyer’s obligations under this clause (b) shall not apply to the mere discovery of a pre-existing environmental or physical condition at the Property. The provisions of this section shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.
10.2	Seller’s Covenants. Seller hereby covenants as follows:
10.2.1	Contracts.
(a)	Without Buyer’s prior consent between the date hereof and the Closing Date Seller shall not extend, renew, replace or otherwise modify any Contract or enter into any new service contract or agreement unless such Contract, service contract or agreement (as so extended, renewed, replaced or modified) can be terminated by the owner of the Property without penalty on not more than thirty (30) days’ notice. Seller shall furnish Buyer with a written notice of the proposed transaction which shall contain information that Seller believes is reasonably necessary to enable Buyer to make informed decisions with respect to the advisability of the proposed transaction. If Buyer fails to object in writing to the terms set forth in Seller’s notice within three (3) business days after receipt thereof, Buyer shall be deemed to have approved the terms of the proposed transaction. Buyer’s consent shall not be unreasonably withheld, conditioned or delayed with respect to any such transaction that is proposed prior to the expiration of the Due Diligence Period. Buyer, in its sole and absolute discretion, shall be entitled to grant or withhold its consent with respect to any such transaction that is proposed between the expiration of the Due Diligence Period and the Closing.

(b)	On or before the Closing, Seller shall terminate any management agreements currently in effect with respect to the Property at the sole cost and expense of Seller.
10.2.2	Maintenance of Property. Except to the extent Seller is relieved of such obligations by Article 12 hereof, between the date hereof and the Closing Date Seller shall maintain and keep the Property in a manner consistent with Seller’s past practices with respect to the Property; provided, however, that, subject to Section 8.2(f) and Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 5 hereof, Buyer hereby agrees that, except for breaches of this Section 10.2.2, Buyer, shall accept the Property subject to, and Seller shall have no obligation to cure, (a) any violations of Laws, or (b) any physical conditions which would give rise to violations of Laws, whether the same now exist or arise prior to Closing. Between the date hereof and the Closing Date, Seller will advise Buyer of any written notice Seller receives after the date hereof from any governmental authority of the violation of any Laws regulating the condition or use of the Property.

10.2.3	Financial Records. At all reasonable times prior to Closing, and for such time following the Closing Date as Buyer deems reasonably necessary, but not in excess of one (1) year, Seller shall provide Buyer and its representatives with access to Seller’s books and records related to the Property (exclusive of any Confidential Materials) as Buyer and its representatives may reasonably request, and otherwise cooperate with Buyer and its representatives, so that Buyer and/or Buyer’s auditor(s) may prepare audited financial statements for the Property, which audited financial statements must comply with Rule 3-14 of the Securities Act of 1933, as amended (the “Audited Financial Statements”). Seller also shall cooperate with Buyer and its representatives to use commercially reasonable efforts to cause Seller’s external auditor(s) with respect to the Property, to provide Buyer and its representatives with such auditor(s) work papers and other information reasonably requested by Buyer and its representatives with respect to the Property and with an opportunity to meet with the lead audit partner with respect to the auditor’s work performed in connection with the Property. In connection with the preparation of the Audited Financial Statements, if requested, Seller shall execute a customary “auditor’s representation letter,” for the benefit of the preparer of the Audited Financial Statements, such letter to be in form and substance acceptable to Seller. Buyer shall indemnify, defend and hold Seller harmless from and against any Liabilities incurred by Seller as a result of complying with the provisions of this Section 10.2.3 and issuing such auditor’s representation letter.

10.3	Mutual Covenants.
10.3.1	Publicity. Seller and Buyer each hereby covenant and agree that (a) prior to the Closing neither Seller nor Buyer shall issue any Release (as hereinafter defined) with respect to the Transaction without the prior consent of the other, unless the Release is required by applicable Law, and (b) after the Closing, any Release issued by either Seller or Buyer shall be subject to the review and approval of both parties (which approval shall not be unreasonably withheld, conditioned or delayed), except to the extent required by applicable Law. If either Seller or Buyer is required by applicable Law to issue a Release, such party shall, at least two (2) business days prior to the issuance of the same, deliver a copy of the proposed Release to the other party for its review. As used herein, the term “Release” shall mean any press release or public statement with respect to the Transaction or this Agreement.

10.3.2	Brokers. Buyer and Seller each represent and warrant to the other that no individual or representative of any brokerage firm has acted on its behalf pursuant to this Agreement or in connection with the sale and purchase of the Property. Seller agrees to hold Buyer harmless and indemnify Buyer from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) suffered or incurred by Buyer as a result of any claims by any party claiming to have represented Seller as broker in connection with the Transaction. Buyer agrees to hold Seller harmless and indemnify Seller from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) suffered or incurred by Seller as a result of any claims by any party claiming to have represented Buyer as broker in connection with the Transaction.

10.3.3	Tax Protests; Tax Refunds and Credits. Seller shall have the right to continue and to control the progress of and to make all decisions with respect to any contest of the real estate taxes and personal property taxes for the Property due and payable during all Tax Years prior to the Closing Tax Year. Buyer shall have the right to control the progress of and to make all decisions with respect to any tax contest of the real estate taxes and personal property taxes for the Property due and payable during the Closing Tax Year and all subsequent Tax Years. All real estate and personal property tax refunds and credits received after Closing with respect to the Property shall be applied in the following order of priority: first, to pay the costs and expenses (including reasonable attorneys’ fees, expenses and disbursements) actually and reasonably incurred in connection with obtaining such tax refund or credit; second, to pay any amounts due to any past or present tenant of the Property as a result of such tax refund or credit to the extent required pursuant to the terms of the Leases; and third, apportioned between Buyer and Seller as follows:
(a)	with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during any period prior to the Closing Tax Year (regardless of the year for which such taxes are assessed), Seller shall be entitled to the entire refunds and credits; and

(b)	with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during the Closing Tax Year and any period after the Closing Tax Year (regardless of the year for which such taxes are assessed), Buyer shall be entitled to the entire refunds and credits.
Seller represents and warrants to Buyer that there are no tax protests nor claims for tax refunds or credits currently in progress.

10.3.4	Survival. The provisions of this Section 10.3 shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.
ARTICLE 11 — FAILURE OF CONDITIONS
11.1	To Seller’s Obligations. If, on or before the Closing Date, (i) Buyer is in default of any of its obligations hereunder, or (ii) any of Buyer’s representations or warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect, or (iii) the Closing otherwise fails to occur by reason of Buyer’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, and any such circumstance described in any of clauses (i), (ii) or (iii) continues for five (5) business days after written notice from Seller to Buyer, which written notice shall detail such default, untruth or failure, as applicable, then Seller may elect to (a) terminate this Agreement by written notice to Buyer, promptly after which the Deposit shall be paid to Seller as liquidated damages and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive the condition and proceed to close the Transaction.
11.2	To Buyer’s Obligations. If, at the Closing, (i) Seller is in default of any of its obligations hereunder, or (ii) any of Seller’s Warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect, or (iii) the Closing otherwise fails to occur by reason of Seller’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, and any such circumstance described in any of clauses (i), (ii) or (iii) continues for five (5) business days after written notice from Buyer to Seller, which written notice shall detail such default, untruth or failure, as applicable, then Buyer shall have the right, to elect, as its sole and exclusive remedy, to (a) terminate this Agreement by written notice to Seller, promptly after which the Deposit shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive the condition and proceed to close the Transaction, or (c) seek specific performance of this Agreement by Seller. As a condition precedent to Buyer exercising any right it may have to bring an action for specific performance hereunder, Buyer must commence such an action within ninety (90) days after the scheduled Closing Date. Buyer agrees that its failure to timely commence such an action for specific performance within such ninety (90) day period shall be deemed a waiver by it of its right to commence an action for specific performance as well as a waiver by it of any right it may have to file or record a notice of lis pendens or notice of pendency of action or similar notice against any portion of the Property.

ARTICLE 12 — CONDEMNATION/CASUALTY
Prior to Closing, all risk of loss shall be upon Seller.

12.1	Right to Terminate. If, after the date hereof, (a) any portion of the Property is taken by condemnation or eminent domain (or is the subject of a pending taking which has not yet been consummated), or (b) any portion of the Property is damaged or destroyed (excluding routine wear and tear), Seller shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof. If the Property is the subject of a Major Casualty/Condemnation that occurs after the date hereof, Buyer shall have the right to terminate this Agreement by giving written notice to Seller no later than twenty (20) days after the giving of Seller’s notice, and the Closing Date shall be extended, if necessary, to provide sufficient time for Buyer to make such election. The failure by Buyer to so elect in writing to terminate this Agreement within such twenty (20) day period shall be deemed an election not to terminate this Agreement. If this Agreement is terminated pursuant to this Section 12.1, the Deposit shall promptly be returned to Buyer and, thereafter, this Agreement shall terminate and neither party to this Agreement shall have any further rights or obligations hereunder other than any arising under any section herein which expressly provides that it shall survive the termination of this Agreement.

12.2	Allocation of Proceeds and Awards. If a condemnation or casualty occurs after the date hereof and this Agreement is not terminated as permitted pursuant to the terms of Section 12.1, then this Agreement shall remain in full force and effect, Buyer shall acquire the remainder of the Property upon the terms and conditions set forth herein and at the Closing:
(a)	if the awards or proceeds, as the case may be, have been paid to Seller prior to Closing, Buyer shall receive a credit at Closing equal to (i) the amount of any such award or proceeds on account of such condemnation or casualty, plus (ii) if a casualty has occurred and such casualty is an insured casualty, an amount equal to Seller’s deductible with respect to such casualty, less (iii) an amount equal to the Seller-Allocated Amounts; and

(b)	to the extent that such award or proceeds have not been paid to Seller prior to Closing, (i) if a casualty has occurred and such casualty is an insured casualty, Buyer shall receive a credit at Closing equal to Seller’s deductible with respect to such casualty, less an amount equal to the Seller-Allocated Amounts, and (ii) Seller shall assign to Buyer at the Closing (without recourse to Seller) the rights of Seller to, and Buyer shall be entitled to receive and retain, such awards or proceeds; provided, however, that within ten (10) business days after receipt of such awards or proceeds, Buyer shall pay to Seller an amount equal to the Seller-Allocated Amounts not previously paid to Seller.
12.3	Insurance. Seller shall maintain the property insurance coverage currently in effect for the Property, or comparable coverage, through the Closing Date.

12.4	Waiver. The provisions of this Article 12 supersede the provisions of any applicable Laws with respect to the subject matter of this Article 12.
ARTICLE 13 — ESCROW PROVISIONS
The Deposit and any other sums (including, without limitation, any interest earned thereon) which the parties agree shall be held in escrow (herein collectively called the “Escrow Deposits”), shall be held by the Escrow Agent, in trust, and disposed of only in accordance with the following provisions:
(a)	The Escrow Agent shall invest the Escrow Deposits in government insured interest-bearing instruments reasonably satisfactory to both Buyer and Seller, shall not commingle the Escrow Deposits with any funds of the Escrow Agent or others, and shall promptly provide Buyer and Seller with confirmation of the investments made.

(b)	If the Closing occurs, the Escrow Agent shall deliver the Escrow Deposits to, or upon the instructions of, Seller on the Closing Date.

(c)	If for any reason the Closing does not occur, the Escrow Agent shall deliver the Escrow Deposits to Seller or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this Subsection (c). If for any reason the Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Escrow Deposits, the Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment within ten (10) days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such period, the Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court.

(d)	The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller or Buyer resulting from the Escrow Agent’s mistake of law respecting the Escrow Agent’s scope or nature of its duties. Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with the performance of the Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by the Escrow

Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent.

(e)	Buyer shall pay any income taxes on any interest earned on the Escrow Deposits. Buyer represents and warrants to the Escrow Agent that its taxpayer identification number is 20-3648261.

(f)	The Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that the Escrow Agent has received and shall hold the Escrow Deposits in escrow, and shall disburse the Escrow Deposits pursuant to the provisions of this Article 13.
The provisions of this Article 13 shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.
ARTICLE 14 — LEASING MATTERS
14.1	New Leases; Lease Modifications. After the Commencement Date, except as may be permitted by the terms of this Section 14.1, Seller shall not, without Buyer’s prior written consent, (a) enter into a New Lease; (b) modify or amend any Lease (except pursuant to the proper and timely exercise by a tenant of a renewal, extension or expansion option or other right expressly contained in such tenant’s Lease); or (c) consent to any assignment or sublease in connection with any Lease (except pursuant to the proper and timely exercise by a tenant of an assignment or sublease right expressly contained in such tenant’s Lease). Seller shall furnish Buyer with a written notice of the proposed transaction which shall contain information that Seller believes is reasonably necessary to enable Buyer to make informed decisions with respect to the advisability of the proposed transaction. If Buyer fails to object in writing to any such proposed transaction within three (3) business days after receipt of the aforementioned information, Buyer shall be deemed to have approved the proposed transaction. Buyer’s consent shall not be unreasonably withheld, conditioned or delayed with respect to any such transaction that is proposed prior to the expiration of the Due Diligence Period. Buyer, in its sole and absolute discretion, shall be entitled to grant or withhold its consent with respect to any such transaction that is proposed between the expiration of the Due Diligence Period and the Closing. Notwithstanding the foregoing, so long as a proposed New Lease is on Seller’s form of lease without material modification and complies with the ARGUS runs presented to Buyer in conjunction with the Confidential Investment Memorandum provided to Buyer, Buyer shall not withhold its consent to such New Lease. Seller shall deliver to Buyer a true and complete copy of each such New Lease, renewal or extension agreement, modification, or amendment, as the case may be, promptly after the execution and delivery thereof.
14.2	Lease Enforcement. Seller shall have the right, but not the obligation (except to the extent that Seller’s failure to act shall constitute a waiver of such rights or remedies), to enforce the rights and remedies of the landlord under any Lease, by summary proceedings or otherwise (including, without limitation, the right to remove any tenant), and to apply all or any portion of any security deposits then held by Seller toward any loss or damage incurred by Seller by reason of any defaults by tenants, and the exercise

•	f any such rights or remedies shall not affect the obligations of Buyer under this Agreement in any manner or entitle Buyer to a reduction in, or credit or allowance against, the Purchase Price or give rise to any other claim on the part of Buyer. Notwithstanding the foregoing, Seller shall provide Buyer with written notice promptly upon Seller’s election whether to commence (or not commence, if applicable) summary or other proceedings against any tenant or apply any security deposit toward loss or damage incurred by Seller.

14.3	Lease Expenses. At Closing, Buyer shall reimburse Seller for Buyer’s pro rata share of any and all Reimbursable Lease Expenses to the extent that the same have been paid or incurred by Seller prior to Closing. In addition, at Closing, Seller shall pay to Buyer Seller’s pro rata share of any and all Reimbursable Lease Expenses to the extent that the same are unpaid as of Closing and, as a result, (a) Buyer shall assume Seller’s obligations to pay, when due (whether on a stated due date or accelerated) any Reimbursable Lease Expenses unpaid as of the Closing, and (b) Buyer hereby agrees to indemnify and hold Seller harmless from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) with respect to such Reimbursable Lease Expenses which remain unpaid for any reason at the time of Closing, which obligations of Buyer shall survive the Closing and shall not be merged therein. For purposes of determining Buyer’s and Seller’s pro rata share of Reimbursable Lease Expenses, such costs and expenses shall be apportioned between Buyer and Seller based upon the proportion of the affected term of the applicable Lease, renewal, extension, or expansion, as the case may be, that falls within each of Buyer’s and Seller’s period of ownership of the Property. Each party shall make available to the other all records, bills, vouchers and other data in such party’s control verifying Reimbursable Lease Expenses and the payment thereof.
ARTICLE 15 — MISCELLANEOUS
15.1	Buyer’s Assignment. Buyer may assign its interest in this Agreement to an Affiliate of Buyer without Seller’s consent; provided, however, Buyer shall not assign this Agreement or its rights hereunder to any other individual or entity without the prior written consent of Seller, which consent Seller may grant or withhold in its sole and absolute discretion, and any such assignment shall be null and void ab initio. In the event of any permitted assignment by Buyer, any assignee shall assume any and all obligations and liabilities of Buyer under this Agreement but, notwithstanding such assumption, Buyer shall continue to be liable hereunder. For purposes of this Section 15.1, “Affiliate” shall mean any entity owned fifty one percent (51%) or more by, and controlled by, or under common ownership or control with, Buyer and “control” shall mean the direct or indirect power to direct the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise.
15.2	Designation Agreement. Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (herein collectively called the “Reporting Requirements”) require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transaction. Escrow Agent is either (x) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (y) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements). Accordingly:
(a)	Escrow Agent is hereby designated as the “Reporting Person” (as defined in the Reporting Requirements) for the Transaction. Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction.

(b)	Seller and Buyer shall furnish to Escrow Agent, in a timely manner, any information requested by Escrow Agent and necessary for Escrow Agent to perform its duties as Reporting Person for the Transaction.

(c)	Escrow Agent hereby requests Seller to furnish to Escrow Agent Seller’s correct taxpayer identification number. Seller acknowledges that any failure by Seller to provide Escrow Agent with Seller’s correct taxpayer identification number may subject Seller to civil or criminal penalties imposed by law. Accordingly, Seller hereby certifies to Escrow Agent, under penalties of perjury, that Seller’s correct taxpayer identification number is 35-2219755.

(d)	Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.
15.3	Survival/Merger. Except for the provisions of this Agreement which are explicitly stated to survive the Closing, (a) none of the terms of this Agreement shall survive the Closing, and (b) the delivery of the Purchase Price, the Deed and the other Closing Documents and the acceptance thereof shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and Seller to be performed hereunder.
15.4	Integration; Waiver. This Agreement, together with the Exhibits hereto, embodies and constitutes the entire understanding between the parties with respect to the Transaction and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. No waiver by either party hereto of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.
15.5	Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State in which the Property is located.
15.6	Captions Not Binding; Exhibits. The captions in this Agreement are inserted for reference only and in no way define, describe or limit the scope or intent of this Agreement or of any of the provisions hereof. All Exhibits attached hereto shall be incorporated by reference as if set out herein in full.

15.7	Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
15.8	Severability. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.
15.9	Notices. Any notice, request, demand, consent, approval and other communications under this Agreement shall be in writing, and shall be deemed duly given or made at the time and on the date when received by facsimile or by e-mail (provided that the sender of such communication shall orally confirm receipt thereof by the appropriate parties) or when personally delivered as shown on a receipt therefor (which shall include delivery by a nationally recognized overnight delivery service) or three (3) business days after being mailed by prepaid registered or certified mail, return receipt requested, to the address for each party set forth below. Any party, by written notice to the other in the manner herein provided, may designate an address different from that set forth below.
IF TO BUYER:
Cogdell Spencer LP
4401 Barclay Downs Drive, Suite 300
Charlotte, North Carolina 28209
Attention: Matthew H. Nurkin
Telephone #: (704) 940-2922
Telecopy #: (704) 940-2959
E-Mail Address: mnurkin@cogdellspencer.com
COPY TO:
Moore & Van Allen PLLC
100 N. Tryon Street, 47th Floor
Charlotte, North Carolina 28202
Attention: Bryan P. Durrett, Esq.
Telephone #: (704) 331-3543
Telecopy #: (704) 339-5843
E-Mail Address: bryandurrett@mvalaw.com

IF TO SELLER:
Lillibridge Healthcare Real Estate Trust
222 North LaSalle Street
Suite 410
Chicago, Illinois 60601
Attention: Joseph G. Kurzydym
Telephone #: (312) 846-4650
Telecopy #: (312) 408-1415
E-Mail Address: jkurzydym@lillibridge.com
COPY TO:
The Prudential Insurance Company of America
c/o Prudential Real Estate Investors
8 Campus Drive, 4th Floor
Arbor Circle South
Parsippany, New Jersey 07054-4493
Attention: Gregory Shanklin, Esq.
Telephone #: (973) 734-1420
Telecopy #: (973) 683-1788
E-Mail Address: gregory.shanklin@prudential.com
COPY TO:
Mayer, Brown, Rowe & Maw LLP
71 South Wacker Drive
Chicago, Illinois 60606
Attention: Paul E. Meyer
Telephone #: (312) 701-7182
Telecopy #: (312) 706-8716
E-Mail Address: pmeyer@mayerbrownrowe.com
15.10	Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.
15.11	No Recordation. Seller and Buyer each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded and Buyer agrees (a) not to file any notice of pendency or other instrument (other than a judgment) against the Property or any portion thereof in connection herewith and (b) to indemnify Seller against all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller by reason of the filing by Buyer of such notice of pendency or other instrument. Notwithstanding the foregoing, if the same is permitted pursuant to applicable Laws, Buyer shall be entitled to record a notice of lis pendens if Buyer is entitled to seek (and is actually seeking) specific performance of this Agreement by Seller in accordance with the terms of Section 11.2 hereof.

15.12	Additional Agreements; Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall execute and deliver such documents as the other party shall reasonably request in order to consummate and make effective the Transaction; provided, however, that the execution and delivery of such documents by such party shall not result in any additional liability or cost to such party.
15.13	Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement, any amendment or modification hereof or any of the Closing Documents.
15.14	Maximum Aggregate Liability. Notwithstanding any provision to the contrary contained in this Agreement or the Closing Documents, the maximum aggregate liability of the Seller Parties, and the maximum aggregate amount which may be awarded to and collected by Buyer, in connection with the Transaction, the Property, under this Agreement and under all Closing Documents (including, without limitation, in connection with the breach of any of Seller’s Warranties for which a claim is timely made by Buyer) shall not exceed One Million Two Hundred Thousand Dollars ($1,200,000). The provisions of this section shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.
15.15	Time of Essence. Time is of the essence with respect to this Agreement.
15.16	JURISDICTION. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER (“PROCEEDINGS”) EACH PARTY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COUNTY OF NEW CASTLE, STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDINGS BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING (AND NOT BE MERGED THEREIN) OR ANY EARLIER TERMINATION OF THIS AGREEMENT.
15.17	WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY PROCEEDINGS BROUGHT BY THE OTHER PARTY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING (AND NOT BE MERGED THEREIN) OR ANY EARLIER TERMINATION OF THIS AGREEMENT.

15.18	Market Withdrawal. Seller agrees that while this Agreement is in effect, Seller will not permit its brokers, members, managers, directors, employees or other agents (collectively “Agents”), directly or indirectly, to (a) take any action to solicit, initiate, encourage, accept or agree to any Acquisition Proposal (as hereinafter defined), or (b) engage in negotiations with, or disclose any non-public information relating to the Property or afford access to the books or records thereof, to any person or entity that is considering making, or has made, an Acquisition Proposal. The term “Acquisition Proposal” means any offer or proposal for purchase of all or any portion of the Property or any merger or other business combination involving Seller, other than the transaction contemplated by this Agreement. Seller shall, and shall cause its Agents to, forthwith terminate all pending negotiations with respect to any Acquisition Proposal by any person or entity other than Buyer.
15.19	Facsimile Signatures. Signatures to this Agreement transmitted by telecopy shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied signature and shall accept the telecopied signature of the other party to this Agreement.
[Remainder of page intentionally blank]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed to be effective as of the day and year first above written.

SELLER:

LHRET INDIANAPOLIS, LLC, a Delaware limited liability company

By:	Lillibridge Healthcare Real Estate Trust, L.P., a Delaware limited partnership, sole member

	By:	Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, general partner

By:

		Name:	Joseph G. Kurzydym
		Title:	EVP and CFO

BUYER:

COGDELL SPENCER LP, a Delaware limited partnership

By:	CS Business Trust I, a Maryland business trust, its general partner

By:

Frank C. Spencer, President

AGREEMENT OF ESCROW AGENT
     The undersigned has executed this Agreement solely to confirm its agreement to (a) hold the Escrow Deposits in escrow in accordance with the provisions hereof and (b) comply with the provisions of Article 13 and Section 15.2.
     In witness whereof, the undersigned has executed this Agreement as of December 13, 2005.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:

Name:

Title:

EXHIBIT A
LEGAL DESCRIPTION
TRACT ONE:
PARCEL I:
BUILDINGS AND IMPROVEMENTS ONLY ON THE FOLLOWING DESCRIBED PROPERTY: A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST, LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA, BEING A PART OF LOTS 1 THROUGH 4, BOTH INCLUSIVE, IN SHIDELER’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 5 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, A PART OF LOTS 10, 11 AND 12 IN UNVERZAGT’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 4 IN SAID RECORDER’S OFFICE AND A PART OF 18TH STREET BEING BOUNDED AS FOLLOWS:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE, SAID POINT ALSO BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIR’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 345.91 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 26.25 FEET PERPENDICULAR TO THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE TO A POINT BEING 5.00 FEET NORTH OF THE NORTHEASTERN CORNER OF AN EXISTING BUILDING (M.P.C. 1) WHICH IS THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS 235.00 FEET ALONG THE NORTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING, ALONG THE EASTERN FACE OF SAID BUILDING AND ALONG THE SOUTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING TO A POINT BEING 5.00 FEET SOUTH OF THE SOUTHEASTERN CORNER OF SAID BUILDING THE FOLLOWING SEVEN (7) COURSES ARE 5.00 BEYOND THE FACE OF SAID EXISTING BUILDING; 1) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 92.50 FEET; 2) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 125.00 FEET; 3) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 4.00 FEET; 4) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 90.00 FEET; 5) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 4.00 FEET; 6) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 20.00 FEET; 7) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 92.50 FEET TO THE POINT OF BEGINNING.
PARCEL II:

Exhibit A, Page 1

LEASEHOLD INTEREST AS TO THE GROUND ONLY IN THE FOLLOWING DESCRIBED PROPERTY:
A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST, LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA, BEING A PART OF LOTS 1 THROUGH 4, BOTH INCLUSIVE, IN SHIDELER’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 5 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, A PART OF LOTS 10, 11 AND 12 IN UNVERZAGT’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 4 IN SAID RECORDER’S OFFICE AND A PART OF 18TH STREET BEING BOUNDED AS FOLLOWS:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE, SAID POINT ALSO BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIR’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 345.91 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 26.25 FEET PERPENDICULAR TO THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE TO A POINT BEING 5.00 FEET NORTH OF THE NORTHEASTERN CORNER OF AN EXISTING BUILDING (M.P.C. 1) WHICH IS THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS 235.00 FEET ALONG THE NORTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING, ALONG THE EASTERN FACE OF SAID BUILDING AND ALONG THE SOUTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING TO A POINT BEING 5.00 FEET SOUTH OF THE SOUTHEASTERN CORNER OF SAID BUILDING THE FOLLOWING SEVEN (7) COURSES ARE 5.00 BEYOND THE FACE OF SAID EXISTING BUILDING; 1) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 92.50 FEET; 2) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 125.00 FEET; 3) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 4.00 FEET; 4) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 90.00 FEET; 5) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 4.00 FEET; 6) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 20.00 FEET; 7) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 92.50 FEET TO THE POINT OF BEGINNING.
PARCEL III:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AS SET OUT IN AN ACCESS EASEMENT AGREEMENT RECORDED OCTOBER 21, 1983 AS INSTRUMENT # 83-77305 AND A FIRST AMENDMENT RECORDED SEPTEMBER 26, 1985 AS INSTRUMENT # 85-83716 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, OVER THE FOLLOWING:
50 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:
COMMENCING AT THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF 19TH STREET AND THE WEST RIGHT-OF-WAY LINE OF SENATE AVENUE, SAID

Exhibit A, Page 2

POINT BEING ALSO THE NORTHEAST CORNER OF LOT 11 IN MARTIN HEIR’S SUBDIVISION, THE PLAT OF WHICH IS RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST ALONG SAID WEST RIGHT-OF-WAY LINE OF SENATE AVENUE 345.91 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 118.75 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY LINE 20.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 4.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY 47.92 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED CENTERLINE; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 209.25 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY LINE 41.97 FEET TO A TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 223.58 FEET AND A CENTRAL ANGEL OF 36 DEGREES 59 MINUTES 31 SECONDS; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 144.35 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF SOUTH 18 DEGREES 29 MINUTES 45 SECONDS WEST AND A LENGTH OF 141.85 FEET); THENCE SOUTH 36 DEGREES 59 MINUTES 31 SECONDS WEST TANGENT TO THE LAST DESCRIBED CURVE 93.90 FEET TO A NON-TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 480.05 FEET AND A CENTRAL ANGLE OF 15 DEGREES 38 MINUTES 08 SECONDS; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 131.00 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF NORTH 64 DEGREES 07 MINUTES 18 SECONDS WEST AND A LENGTH OF 130.60 FEET); THENCE NORTH 71 DEGREES 56 MINUTES 22 SECONDS WEST TANGENT TO THE LAST DESCRIBED CURVE 48.38 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF RELOCATED SENATE AVENUE AND THERE TERMINATING.
TRACT TWO:
PARCEL I:
BUILDINGS AND IMPROVEMENTS ONLY ON THE FOLLOWING DESCRIBED PROPERTY: A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST, LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA, BEING A PART OF LOTS 1 THROUGH 4, BOTH INCLUSIVE, IN SHIDELER’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 5 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, A PART OF LOTS 10, 11 AND 12 IN UNVERZAGT’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 4 IN SAID RECORDER’S OFFICE AND A PART OF 18TH STREET BEING BOUNDED AS FOLLOWS:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE, SAID POINT ALSO BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN

Exhibit A, Page 3

HEIR’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 345.91 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 26.25 FEET PERPENDICULAR TO THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE TO A POINT BEING 5.00 FEET NORTH OF THE NORTHEASTERN CORNER OF AN EXISTING BUILDING (M.P.C. 1) WHICH IS THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS 235.00 FEET ALONG THE NORTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING, ALONG THE EASTERN FACE OF SAID BUILDING AND ALONG THE SOUTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING TO A POINT BEING 5.00 FEET SOUTH OF THE SOUTHEASTERN CORNER OF SAID BUILDING THE FOLLOWING SEVEN (7) COURSES ARE 5.00 BEYOND THE FACE OF SAID EXISTING BUILDING; 1) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 92.50 FEET; 2) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 125.00 FEET; 3) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 4.00 FEET; 4) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 90.00 FEET; 5) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 4.00 FEET; 6) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 20.00 FEET; 7) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 92.50 FEET TO THE POINT OF BEGINNING.
PARCEL II:
LEASEHOLD INTEREST AS TO THE GROUND ONLY IN THE FOLLOWING DESCRIBED PROPERTY: A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA BEING PART OF LOTS 7, 8 AND 9 IN ROSS’ SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 1 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; PARTS OF LOTS 4, 5 AND 6 IN SHIDELER’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 5 IN SAID RECORDER’S OFFICE; PART OF LOTS 37 THROUGH 42, BOTH INCLUSIVE, IN HIGHLAND PLACE ADDITION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 9, PAGE 187 IN SAID RECORDER’S OFFICE; A PART OF HIGHLAND PLACE (A PLATTED STREET); AND A PART OF ALL PLATTED ALLEYS BOUNDED BY SAID HIGHLAND PLACE ON THE WEST, 19TH STREET ON THE NORTH, SENATE AVENUE ON THE EAST AND 18TH STREET ON THE SOUTH BEING BOUNDED AS FOLLOWS:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF FORMER (VACATED) 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE, SAID POINT BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIRS SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 159.82 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE; THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 58.39 FEET TO THE NORTHEASTERN

Exhibit A, Page 4

CORNER OF A MULTILEVEL PARKING STRUCTURE KNOWN AS “PARKING GARAGE 2” AND TO THE POINT OF BEGINNING OF THIS DESCRIPTION, THE NEXT TWO (2) COURSES ARE ALONG THE FACE OF “PARKING GARAGE 2”; 1) THENCE SOUTH 00 DEGREES 03 MINUTES 58 SECONDS WEST 173.70 FEET; 2) THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 54.20 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 5.00 FEET TO A POINT BEING 5.00 FEET (MEASURED PERPENDICULARLY IN A SOUTHERLY DIRECTION) BEYOND THE FACE OF “PARKING GARAGE 2”, THE NEXT TWO (2) COURSES ARE 5.00 FEET BEYOND THE FACE OF “PARKING GARAGE 2”; 1) THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 240.71 FEET; THENCE NORTH 00 DEGREES 03 MINUTES 58 SECONDS EAST 178.70 FEET TO A POINT ON THE WESTERLY EXTENSION OF THE NORTHERN FACE OF “PARKING GARAGE 2”; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 39.74 FEET ALONG THE WESTERLY EXTENSION OF THE NORTHERN FACE OF “PARKING GARAGE 2”, SAID ALONG THE NORTHERN FACE OF “PARKING GARAGE 2”, ALL OF THE FOLLOWING COURSES ARE ALONG THE FACE OF “PARKING GARAGE 2”; THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 19.53 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 235.64 FEET TO THE POINT OF BEGINNING.
PARCEL III:
BUILDINGS AND IMPROVEMENTS ONLY ON THE FOLLOWING DESCRIBED PROPERTY: A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA BEING PARTS OF LOTS 9 THROUGH 11 IN ROSS’ SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 1 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, PARTS OF LOTS 36 AND 37 IN HIGHLAND PLACE ADDITION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 9, PAGE 187 IN SAID RECORDER’S OFFICE, A PART OF HIGHLAND PLACE (A PLATTED STREET), AND A PORTION OF THE FORMER (VACATED) FIRST ALLEY WEST OF FORMER (VACATED) SENATE AVENUE ON THE SOUTH SIDE OF FORMER (VACATED) 19TH STREET:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF FORMER (VACATED) 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE, SAID POINT BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIRS SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 159.82 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE; THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 58.39 FEET TO THE NORTHEASTERN CORNER OF A MULTILEVEL PARKING STRUCTURE KNOWN AS “PARKING GARAGE 2” AND TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 67.58 FEET PERPENDICULAR

Exhibit A, Page 5

TO THE NORTHERN FACE OF “PARKING GARAGE 2”, THE FOLLOWING FOUR (4) COURSES ARE PERPENDICULAR TO OR PARALLEL WITH THE NORTHERN FACE OF “PARKING GARAGE 2”; 1) NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 181.37 FEET; 2) THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 5.00 FEET; 3) THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 80.04 FEET; 4) THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 24.16 FEET TO A POINT ON A NON-TANGENT CURVE CONCAVE TO THE SOUTHEAST, SAID POINT BEING NORTH 07 DEGREES 24 MINUTES 57 SECONDS WEST 38.50 FEET FROM THE RADIUS POINT ON SAID CURVE; THENCE WESTERLY, SOUTHWESTERLY AND SOUTHERLY 55.46 FEET ALONG SAID CURVE TO ITS POINT OF TANGENCY; SAID POINT OF TANGENCY BEING NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 38.50 FEET (PARALLEL WITH THE NORTHERN FACE OF “PARKING GARAGE 2”) FROM THE RADIUS POINT OF SAID CURVE; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 10.25 FEET PERPENDICULAR TO THE NORTHERN FACE OF “PARKING GARAGE 2” TO A POINT ON THE WESTERLY EXTENSION OF THE NORTHERN FACE OF “PARKING GARAGE 2”; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 39.74 FEET ALONG THE WESTERLY EXTENSION OF THE NORTHERN FACE OF “PARKING GARAGE 2” AND ALONG THE NORTHERN FACE OF “PARKING GARAGE 2”, ALL THE FOLLOWING COURSES ARE ALONG THE NORTHERN FACE OF “PARKING GARAGE 2”; THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 19.53 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 235.64 FEET TO THE POINT OF BEGINNING.
PARCEL IV:
LEASEHOLD INTEREST IN THE GROUND ONLY IN THE FOLLOWING DESCRIBED PROPERTY: A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA BEING PARTS OF LOTS 9 THROUGH 11 IN ROSS’ SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 1 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, PARTS OF LOTS 36 AND 37 IN HIGHLAND PLACE ADDITION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 9, PAGE 187 IN SAID RECORDER’S OFFICE, A PART OF HIGHLAND PLACE (A PLATTED STREET), AND A PORTION OF THE FORMER (VACATED) FIRST ALLEY WEST OF FORMER (VACATED) SENATE AVENUE ON THE SOUTH SIDE OF FORMER (VACATED) 19TH STREET:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF FORMER (VACATED) 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE, SAID POINT BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIRS SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 159.82 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE; THENCE NORTH 89

Exhibit A, Page 6

DEGREES 57 MINUTES 13 SECONDS WEST 58.39 FEET TO THE NORTHEASTERN CORNER OF A MULTILEVEL PARKING STRUCTURE KNOWN AS “PARKING GARAGE 2” AND TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 67.58 FEET PERPENDICULAR TO THE NORTHERN FACE OF “PARKING GARAGE 2”, THE FOLLOWING FOUR (4) COURSES ARE PERPENDICULAR TO OR PARALLEL WITH THE NORTHERN FACE OF “PARKING GARAGE 2”; 1) NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 181.37 FEET; 2) THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 5.00 FEET; 3) THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 80.04 FEET; 4) THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 24.16 FEET TO A POINT ON A NON-TANGENT CURVE CONCAVE TO THE SOUTHEAST, SAID POINT BEING NORTH 07 DEGREES 24 MINUTES 57 SECONDS WEST 38.50 FEET FROM THE RADIUS POINT ON SAID CURVE; THENCE WESTERLY, SOUTHWESTERLY AND SOUTHERLY 55.46 FEET ALONG SAID CURVE TO ITS POINT OF TANGENCY; SAID POINT OF TANGENCY BEING NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 38.50 FEET (PARALLEL WITH THE NORTHERN FACE OF “PARKING GARAGE 2”) FROM THE RADIUS POINT OF SAID CURVE; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 10.25 FEET PERPENDICULAR TO THE NORTHERN FACE OF “PARKING GARAGE 2” TO A POINT ON THE WESTERLY EXTENSION OF THE NORTHERN FACE OF PARKING GARAGE 2”; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 39.74 FEET ALONG THE WESTERLY EXTENSION OF THE NORTHERN FACE OF “PARKING GARAGE 2” AND ALONG THE NORTHERN FACE OF “PARKING GARAGE 2”, ALL THE FOLLOWING COURSES ARE ALONG THE NORTHERN FACE OF “PARKING GARAGE 2”; THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 19.53 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 235.64 FEET TO THE POINT OF BEGINNING.
PARCEL V:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THE FOLLOWING DESCRIBED REAL ESTATE:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF FORMER (VACATED) 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE, SAID POINT BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIRS SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 159.82 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE; THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 58.39 FEET TO THE NORTHEASTERN CORNER OF A MULTILEVEL PARKING STRUCTURE KNOWN AS “PARKING GARAGE 2”, THE NEXT TWO (2) COURSES ARE ALONG THE FACE OF “PARKING GARAGE 2”; 1) THENCE SOUTH 00 DEGREES 03 MINUTES 58 SECONDS WEST 173.70 FEET; 2) THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 54.20 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 5.00 FEET TO A POINT

Exhibit A, Page 7

BEING 5.00 FEET (MEASURED PERPENDICULARLY IN A SOUTHERLY DIRECTION) FROM THE SOUTHERN FACE OF “PARKING GARAGE 2”; THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 240.71 FEET PARALLEL WITH THE SOUTHERN FACE OF “PARKING GARAGE 2” TO A POINT BEING 5.00 FEET (MEASURED PERPENDICULARLY IN WESTERLY DIRECTION) FROM THE WESTERN FACE OF “PARKING GARAGE 2” AND TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00 DEGREES 03 MINUTES 58 SECONDS WEST 25.59 FEET PARALLEL WITH THE WESTERN FACE OF “PARKING GARAGE 2” TO THE NORTHERN LINE OF INGRESS AND EGRESS EASEMENT DESCRIBED IN EXHIBIT “A” OF FIRST AMENDMENT TO ACCESS EASEMENT AGREEMENT RECORDED AS INSTRUMENT # 85-83716 IN SAID RECORDER’S OFFICE; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 28.47 FEET ALONG THE NORTHERN BOUNDARY OF SAID EASEMENT TO A NORTHWESTERN CORNER OF SAID EASEMENT; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS 61.29 FEET ALONG A WESTERN BOUNDARY OF SAID EASEMENT; THENCE NORTH 77 DEGREES 17 MINUTES 37 SECONDS WEST 42.88 FEET; THENCE NORTH 22 DEGREES 19 MINUTES 26 SECONDS WEST 127.38 FEET TO THE SOUTHEASTERN RIGHT-OF-WAY LINE OF SENATE BOULEVARD; THENCE NORTH 25 DEGREES 08 MINUTES 27 SECONDS EAST 169.66 FEET ALONG THE SOUTHEASTERN RIGHT-OF-WAY LINE OF SENATE BOULEVARD; THENCE SOUTH 66 DEGREES 52 MINUTES 26 SECONDS EAST 50.93 FEET TO A POINT BEING 5.00 FEET (MEASURED PERPENDICULARLY IN A WESTERLY DIRECTION) FROM THE WESTERN FACE OF “PARKING GARAGE 2”; THENCE SOUTH 00 DEGREES 03 MINUTES 58 SECONDS WEST 173.97 FEET PARALLEL WITH THE WESTERN FACE OF “PARKING GARAGE 2” TO THE POINT OF BEGINNING.
PARCEL VI:
NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AS SET OUT IN AN ACCESS EASEMENT AGREEMENT DATED OCTOBER 20, 1983 AND RECORDED OCTOBER 21, 1983 AS INSTRUMENT NO. 83-77305, AS AMENDED BY FIRST AMENDMENT TO ACCESS EASEMENT AGREEMENT DATED SEPTEMBER 1, 1985 AND RECORDED SEPTEMBER 26, 1985 AS INSTRUMENT NO. 85-83716 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, OVER THE FOLLOWING:
50 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:
COMMENCING AT THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF 19TH STREET AND THE WEST RIGHT-OF-WAY LINE OF SENATE AVENUE, SAID POINT BEING ALSO THE NORTHEAST CORNER OF LOT 11 IN MARTIN HEIR’S SUBDIVISION, THE PLAT OF WHICH IS RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST ALONG SAID WEST RIGHT-OF-WAY LINE OF SENATE AVENUE 345.91 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 118.75 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY LINE 20.00 FEET; THENCE SOUTH 90 DEGREES 00

Exhibit A, Page 8

MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 4.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY 47.92 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED CENTERLINE; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 209.25 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY LINE 41.97 FEET TO A TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 223.58 FEET AND A CENTRAL ANGEL OF 36 DEGREES 59 MINUTES 31 SECONDS; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 144.35 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF SOUTH 18 DEGREES 29 MINUTES 45 SECONDS WEST AND A LENGTH OF 141.85 FEET); THENCE SOUTH 36 DEGREES 59 MINUTES 31 SECONDS WEST TANGENT TO THE LAST DESCRIBED CURVE 93.90 FEET TO A NON-TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 480.05 FEET AND A CENTRAL ANGLE OF 15 DEGREES 38 MINUTES 08 SECONDS; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 131.00 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF NORTH 64 DEGREES 07 MINUTES 18 SECONDS WEST AND A LENGTH OF 130.60 FEET); THENCE NORTH 71 DEGREES 56 MINUTES 22 SECONDS WEST TANGENT TO THE LAST DESCRIBED CURVE 48.38 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF RELOCATED SENATE AVENUE AND THERE TERMINATING.

Exhibit A, Page 9

EXHIBIT B
LIST OF CONTRACTS
See attached.

Exhibit B, Page 1

EXHIBIT C
FORM OF AS-IS CERTIFICATE AND AGREEMENT
     THIS CERTIFICATE AND AGREEMENT (this “Agreement”), is made as of , 2006 by COGDELL SPENCER LP, a Delaware limited partnership (“Buyer”) to and for the benefit of LHRET INDIANAPOLIS, LLC, a Delaware limited liability company (“Seller”) and each of the other Seller Parties (as defined herein).
RECITALS
     WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of December 13, 2005, by and between Seller and [Buyer – REVISE; if the named buyer has assigned in accordance with Section 15.1 of the Sale Agreement then defined term of Buyer as used in the rest of this Agreement should include both parties] (as the same may be amended or modified, the “Sale Agreement”), Seller agreed to sell to Buyer, inter alia, its ground leasehold interest in that certain real property legally described on Exhibit A attached hereto and incorporated herein by this reference, as well as its fee interest in the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement. Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and
     WHEREAS, the Sale Agreement requires, inter alia, that, as a condition precedent to Seller’s obligations under the Sale Agreement, Buyer shall execute and deliver this Agreement to Seller at Closing.
     NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer hereby certifies and agrees as follows:
     1. For purposes of this Agreement, the following terms shall have the following meanings:
“Assumed Liabilities” shall mean any and all Liabilities attributable to the Property, whether arising or accruing before, on or after the date hereof and whether attributable to events or circumstances which have heretofore or may hereafter occur, including, without limitation, (a) all Liabilities with respect to the structural, physical, or environmental condition of the Property; (b) all Liabilities relating to the release of or the presence, discovery or removal of any Hazardous Materials in, at, about or under the Property, or for, connected with or arising out of any and all claims or causes of action based upon CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§9601 et seq., as amended by SARA (Superfund Amendment and Reauthorization Act of 1986) and as may be further amended from time to time), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§6901 et seq., or any related claims or causes of action or any other Federal, State or municipal based statutory or regulatory causes of action for environmental contamination at, in, about or under the Property; (c) any tort claims made or brought with respect to the Property or the use or operation thereof; and (d) all Liabilities relating to the condition or status of Seller’s or

Exhibit C, Page 1

Buyer’s title to the Property. Notwithstanding the foregoing, however, “Assumed Liabilities” shall not include any Liabilities arising out of or in connection with:
(i)	any claims made or causes of action alleging a default or breach by Seller which is alleged to have occurred prior to the date hereof under any Contract entered into between Seller and any such claimant unless Buyer knows or is deemed to know about such claim or cause of action on or before the date hereof; or

(ii)	any tort claims which arise from any injury that occurred during the time that Seller owned the Property unless Buyer knows or is deemed to know about such claim on or before the expiration of the Due Diligence Period; or

(iii)	any claims made or causes of action brought by any governmental authority with respect to Hazardous Materials deposited or placed in, at, or under the Property by Seller during the time that Seller was the ground tenant under the Ground Leases unless Buyer knows or is deemed to know about such claim or cause of action on or before the Closing.
“Buyer’s Representatives” shall mean Buyer, any direct or indirect owner of any general partnership interest in Buyer, and any officers, directors, employees, agents, representatives and attorneys of Buyer or any such direct or indirect owner of any general partnership interest.
“deemed to know” (or words of similar import) shall have the following meaning:
(a)	Buyer shall be “deemed to know” of the existence of a fact or circumstance to the extent that:
(i)	any Buyer’s Representative knows of such fact or circumstance, or

(ii)	such fact or circumstance is disclosed by the Sale Agreement, the Documents, any estoppel certificate executed by any tenant of the Property and delivered to any Buyer’s Representatives, or any Buyer’s Reports.
(b)	Buyer shall be “deemed to know” that any Seller’s Warranty is untrue, inaccurate or incorrect to the extent that:
(i)	any Buyer’s Representative has knowledge of information which is inconsistent with such Seller’s Warranty, or

(ii)	the Sale Agreement, the Documents, any estoppel certificate executed by any tenant of the Property and delivered to any Buyer’s Representatives, or any Buyer’s Reports contains information which is inconsistent with such Seller’s Warranty.
“Documents” shall mean the documents and instruments applicable to the Property or any portion thereof that any of the Seller Parties deliver or make available to any Buyer’s Representatives prior to Closing or which are otherwise obtained by any Buyer’s

Exhibit C, Page 2

Representatives prior to Closing, including, but not limited to, the Title Commitment, the Survey, the Title Documents, and the Property Documents.
“Due Diligence” shall mean examinations, inspections, investigations, tests, studies, analyses, appraisals, evaluations and/or investigations with respect to the Property, the Documents, and other information and documents regarding the Property, including, without limitation, examination and review of title matters, applicable land use and zoning Laws and other Laws applicable to the Property, the physical condition of the Property, and the economic status of the Property.
“Hazardous Materials” shall mean any substance, chemical, waste or material that is or becomes regulated by any Federal, State or local governmental authority because of its toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness or reactivity, including, without limitation, asbestos or any substance containing more than 0.1 percent asbestos, the group of compounds known as polychlorinated biphenyls, flammable explosives, oil, petroleum or any refined petroleum product.
“Liabilities” shall mean, collectively, any and all problems, conditions, losses, costs, damages, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever.
“Property Documents” shall mean, collectively, (a) the Leases, (b) the Contracts, and (c) any other documents or instruments which constitute, evidence or create any portion of the Property.
“Seller Parties” shall mean and include, collectively, (a) Seller; (b) its counsel; (c) Seller’s property manager; (d) any direct or indirect owner of any beneficial interest in Seller; (e) any officer, director, employee, or agent of Seller, its counsel, Seller’s property manager or any direct or indirect owner of any beneficial interest in Seller; and (f) any other entity or individual affiliated or related in any way to any of the foregoing.
“Seller’s Warranties” shall mean Seller’s representations and warranties set forth in Section 9.2 of the Sale Agreement and the Closing Documents executed by Seller for the benefit of Buyer in connection with the Closing, as such representations and warranties may be deemed modified or waived by Buyer pursuant to the terms of the Sale Agreement.
     2. Buyer acknowledges and agrees that, prior to the date hereof: (a) Seller has made available to Buyer, or otherwise allowed Buyer access to, the Property and certain documents and information regarding the Property; (b) Buyer has conducted (or has waived its right to conduct) all Due Diligence as Buyer considered necessary or appropriate (including Due Diligence with respect to Hazardous Materials or the environmental condition of the Property); (c) Buyer has reviewed, examined, evaluated and verified the results of its Due Diligence to the extent it deems necessary or appropriate with the assistance of such experts as Buyer deemed appropriate; (d) Buyer has determined to its satisfaction the assignability of any Documents to be assigned as part of the Transaction; and (e) except for, and only to the extent of, Seller’s Warranties, is acquiring the Property based exclusively upon its own Due Diligence.

Exhibit C, Page 3

     3. Buyer acknowledges and agrees that, except for, and only to the extent of, Seller’s Warranties:
(a)	The Property is being sold, and Buyer is accepting possession of the Property on the date hereof, “AS IS, WHERE IS, WITH ALL FAULTS”, with no right of setoff or reduction in the Purchase Price.

(b)	None of the Seller Parties have or shall be deemed to have made any verbal or written representations, warranties, promises or guarantees (whether express, implied, statutory or otherwise) to Buyer with respect to the Property, any matter set forth, contained or addressed in the Documents (including, but not limited to, the accuracy and completeness thereof) or the results of Buyer’s Due Diligence.

(c)	Buyer has confirmed independently all information that it considers material to its purchase of the Property or the Transaction.

(d)	Buyer is not relying on (and Seller and each of the other Seller Parties does hereby disclaim and renounce) any representations or warranties of any kind or nature whatsoever, whether oral or written, express, implied, statutory or otherwise, from any of the Seller Parties, as to:
(i)	the operation or performance of the Property, the income potential, economic status, uses, or the merchantability, habitability or fitness of any portion of the Property for a particular purpose;

(ii)	the physical condition of the Property or the condition or safety of the Property or any component thereof, including, but not limited to, plumbing, sewer, heating, ventilating and electrical systems, roofing, air conditioning, foundations, soils and geology, including Hazardous Materials, lot size, or suitability of the Property or any component thereof for a particular purpose;

(iii)	the presence or absence, location or scope of any Hazardous Materials in, at, about or under the Property;

(iv)	whether the appliances, if any, plumbing or utilities are in working order;

(v)	the habitability or suitability for occupancy of any structure and the quality of its construction;

(vi)	whether the improvements are structurally sound, in good condition, or in compliance with applicable Laws;

(vii)	the accuracy of any statements, calculations or conditions stated or set forth in the Documents, other books and records concerning the Property, or any of Seller’s offering materials with respect to the Property;

Exhibit C, Page 4

(viii)	the dimensions of the Property or the accuracy of any floor plans, square footage, lease abstracts, sketches, or revenue or expense projections related to the Property;

(ix)	the locale of the Property, the leasing market for the Property, or the market assumptions Buyer utilized in its analysis of the Property and determination of the Purchase Price (such as rental rates, leasing costs, vacancy and absorption rates, land values, replacement costs, maintenance and operating costs, financing costs, etc.);

(x)	whether the Property is or would likely constitute a target of terrorist activity or other acts of war;

(xi)	the ability of Buyer to obtain any and all necessary governmental approvals or permits for Buyer’s intended use and development of the Property;

(xii)	the leasing status of the Property or the intentions of any parties with respect to the negotiation and/or execution of any lease for any portion of the Property; and

(xiii)	Seller’s ownership of any portion of the Property or the condition or status of Seller’s or Buyer’s title to the Property.

(xiv)	The assignability of the Ground Leases or any other matters concerning the Ground Leases.
(e)	Seller is under no duty to make any affirmative disclosures or inquiry regarding any matter which may or may not be known to any of the Seller Parties, and Buyer, for itself and for its successors and assigns, hereby specifically waives and releases each of the Seller Parties from any such duty that otherwise might exist.
     4. Except as otherwise specifically agreed by Buyer and Seller in writing as a specified adjustment to the Purchase Price, any repairs or work required by Buyer are the sole responsibility of Buyer, and Buyer agrees that there is no obligation on the part of Seller to make any changes, alterations or repairs to the Property, including, without limitation, to cure any violations of Law, comply with the requirements of any insurer or otherwise. Buyer is solely responsible for obtaining any certificate of occupancy or any other approval or permit necessary for the transfer or occupancy of the Property and for any repairs or alterations necessary to obtain the same, all at Buyer’s sole cost and expense.
     5. Buyer (i) having inspected the Property as described above, (ii) having conducted, reviewed, examined, evaluated and verified the results of all Due Diligence to the extent Buyer deems appropriate as described above, and (iii) having determined that Buyer shall acquire the Property based exclusively upon its own Due Diligence (except for, and only to the extent of, Seller’s Warranties), then, accordingly, Buyer agrees with Seller that Buyer is in fact acquiring the Property based exclusively upon its own Due Diligence, except for, and only to the extent of, Seller’s Warranties, and to evidence the foregoing, Buyer agrees to release Seller as set forth below. Accordingly, except as expressly provided hereinbelow in this Section 5, Buyer, for

Exhibit C, Page 5

Buyer and Buyer’s successors and assigns, hereby releases each of the Seller Parties from, and waives any and all Liabilities against each of the Seller Parties for or attributable to or in connection with the Property, whether arising or accruing before, on or after the date hereof and whether attributable to events or circumstances which have heretofore or may hereafter occur, including, without limitation, the following:
(a)	any and all statements or opinions heretofore or hereafter made, or information furnished, by the Seller Parties to any Buyer’s Representatives; and

(b)	any and all Liabilities with respect to the structural, physical, or environmental condition of the Property; and

(c)	any and all Liabilities relating to the release of or the presence, discovery or removal of any Hazardous Materials in, at, about or under the Property, or for, connected with or arising out of any and all claims or causes of action based upon CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§9601 et seq., as amended by SARA (Superfund Amendment and Reauthorization Act of 1986) and as may be further amended from time to time), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§6901 et seq., or any related claims or causes of action or any other Federal, State or municipal based statutory or regulatory causes of action for environmental contamination at, in, about or under the Property; and

(d)	any and all tort claims made or brought with respect to the Property or the use or operation thereof; and

(e)	any implied or statutory warranties or guaranties of fitness, merchantability or any other statutory or implied warranty or guaranty of any kind or nature regarding or relating to any portion of the Property; and

(f)	any and all Liabilities relating to the condition or status of Seller’s or Buyer’s title to the Property.
The release and waiver set forth in this Section 5 is not intended and shall not be construed as (x) affecting or impairing any rights or remedies that Buyer may have against Seller as a result of a breach of any of Seller’s Warranties or any of Seller’s obligations under the Sale Agreement which expressly survive the Closing, or (y) shifting to Buyer any obligation, responsibility or liability for any Liability that does not constitute an Assumed Liability.
     6. Buyer hereby assumes and takes responsibility and liability for all Assumed Liabilities. By its execution of this Agreement, Buyer hereby agrees that it shall at all times comply with all applicable Laws involving Hazardous Materials in, at, under or about the Property or the removal of Hazardous Materials from the Property.
     7. Buyer expressly understands and acknowledges that it is possible that unknown Liabilities may exist with respect to the Property and that Buyer explicitly took that possibility into account in determining and agreeing to the Purchase Price, and that a portion of such consideration, having been bargained for between parties with the knowledge of the possibility

Exhibit C, Page 6

of such unknown Liabilities has been given in exchange for a full accord and satisfaction and discharge of all such Liabilities.
     8. Buyer acknowledges and agrees that the provisions of this Agreement were a material factor in Seller’s acceptance of the Purchase Price and, while Seller has provided the Documents and cooperated with Buyer, Seller is unwilling to sell the Property unless the Seller Parties are expressly released as set forth in Section 5 and Buyer assumes the obligations specified in, and provides the indemnifications set forth in, Section 6.
     9. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
     10. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.
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Exhibit C, Page 7

     IN WITNESS WHEREOF, Buyer has executed this Agreement as of the date first set forth hereinabove.

COGDELL SPENCER LP, a Delaware limited partnership

By:	CS Business Trust I, a Maryland business trust, its general partner

By:

Frank C. Spencer, President

Exhibit C, Page 8

EXHIBIT D
FORM OF DEED
     LHRET INDIANAPOLIS, LLC, a Delaware limited liability company (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand to Grantor by COGDELL SPENCER LP, a Delaware limited partnership (“Grantee”), the receipt and sufficiency of which is hereby acknowledged, has CONVEYED and QUIT CLAIMED and by these presents does CONVEY and QUIT CLAIM unto Grantee all of Grantor’s right, title and interest in and to all buildings, improvements and fixtures (the “Improvements”) located on, but not Grantor’s right, title and interest to, that certain parcel of land located in Marion County, Indiana and legally described in Exhibit A attached hereto and incorporated herein by this reference and all easements appurtenant thereto (the “Land”) (herein, the Land and Improvements are sometimes collectively referred to as the “Real Property”). Grantee holds the ground leasehold interest in the Land pursuant to the Ground Leases (as defined in that certain Purchase and Sale Agreement, dated as of December 12, 2005, by and between Grantor and [Grantee]).
     This conveyance is made by Grantor and accepted by Grantee subject to (i) all covenants, conditions, restrictions, and other matters of record in the office of the County Recorder of Marion County, Indiana, (ii) and all unpaid taxes and assessments, known or unknown and (iii) any matters that would be disclosed by a physical inspection of the Real Property or an accurate survey of the Real Property (collectively, the “Permitted Exceptions”).
     TO HAVE AND TO HOLD the Improvements, subject to the Permitted Exceptions, unto Grantee, its legal representatives, successors and assigns forever.
     Reference is made to that certain As-Is Certificate and Agreement, bearing even date herewith, executed by Grantee for the benefit of Grantor (the “As-Is Certificate”), pursuant to which Grantee has (a) agreed to certain limitations on representations, warranties, and liabilities of Grantor; (b) waived and released certain rights and claims against Grantor and certain of its affiliates; and (c) agreed to assume the Assumed Liabilities (as defined in the As-Is Certificate). The As-Is Certificate is binding upon Grantee and its successors and assigns, including successor owners of the Real Property.
     If any term or provision of this Deed or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Deed or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Deed shall be valid and enforced to the fullest extent permitted by law.
     This Deed may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.
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Exhibit D, Page 1

     IN WITNESS WHEREOF, this Deed has been executed by Grantor as of                     , 2006 to be effective as of                    , 2006.

GRANTOR:

LHRET INDIANAPOLIS, LLC, a Delaware limited liability company

By:	Lillibridge Healthcare Real Estate Trust, L.P., a Delaware limited partnership, sole member

	By:	Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, general partner

By:

		Name:	Joseph G. Kurzydym
		Title:	EVP and CFO

Exhibit D, Page 2

STATE OF	§

§
COUNTY OF	§

On                     , 200___, before me, the undersigned, a notary public in and for said State, personally appeared                                                             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that, by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

	,	Notary Public

My Commission Expires:

AFTER RECORDING RETURN TO:

Exhibit D, Page 3

EXHIBIT E
FORM OF BILL OF SALE
     THIS BILL OF SALE (this “Bill of Sale”), is made as of                     , 200___by and between LHRET INDIANAPOLIS, LLC, a Delaware limited liability company (“Seller”) and COGDELL SPENCER LP, a Delaware limited partnership (“Buyer”).
W I T N E S S E T H:
     WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of                     , 200___, by and between Seller and [Buyer] (as the same may be amended or modified, the “Sale Agreement”), Seller agreed to sell to Buyer, inter alia, its ground leasehold interest in certain real property, as well as its fee interest in the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the “Real Property”). Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and
     WHEREAS, by assignment of ground leases and improvements deed of even date herewith, Seller conveyed its applicable interests in the Real Property to Buyer and by assignment of even date herewith Seller assigned to Buyer Seller’s rights under certain space leases relating to the Real Property, as more particularly described in such assignment (collectively, the “Leases”); and
     WHEREAS, in connection with the above described conveyance Seller desires to sell, transfer and convey to Buyer certain items of tangible personal property as hereinafter described.
     NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, SELL, TRANSFER, SET OVER and DELIVER to Buyer, its legal representatives, successors and assigns, and Buyer hereby accepts all right, title and interest in and to (a) all tangible personal property owned by Seller that is located on the Real Property and used in the ownership, operation and maintenance of the Real Property, and (b) all books, records and files of Seller relating to the Real Property and the Leases, but specifically excluding from the items described in clauses (a) and (b) any Confidential Materials and any computer software that is licensed to Seller (herein collectively called the “Personal Property”).
     AND Seller covenants that it has not previously transferred its interest in the personal Property, that the Personal Property is free and clear of any and all monetary liens whatsoever other than the Permitted Exceptions, and that it will warrant and defend the title thereto against the lawful claims of all persons claiming by, through or under Seller, subject to the Permitted Exceptions.
     Reference is made to that certain As-Is Certificate and Agreement, bearing even date herewith, executed by Buyer for the benefit of Seller (the “As-Is Certificate”), pursuant to which Buyer has (a) agreed to certain limitations on representations, warranties, and liabilities of Seller;

Exhibit E, Page 1

(b) waived and released certain rights and claims against Seller and certain of its affiliates; and (c) agreed to assume the Assumed Liabilities (as defined in the As-Is Certificate). The As-Is Certificate is binding upon Buyer and its successors and assigns, including successor owners of the Personal Property.
     Except as otherwise expressly set forth herein, this Bill of Sale is made without any covenant, warranty or representation by, or recourse against, Seller as more expressly set forth in the Sale Agreement and the other Closing Documents.
     This Bill of Sale may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.
     If any term or provision of this Bill of Sale or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Bill of Sale or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Bill of Sale shall be valid and enforced to the fullest extent permitted by law.
[Remainder of page intentionally blank]

Exhibit E, Page 2

     IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale to be effective as of the date first set forth hereinabove.

SELLER:

LHRET INDIANAPOLIS, LLC, a Delaware limited liability company

By:	Lillibridge Healthcare Real Estate Trust, L.P., a Delaware limited partnership, sole member

	By:	Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, general partner

By:

Name:Joseph G. Kurzydym
Title: EVP and CFO
ACCEPTED:

BUYER:

COGDELL SPENCER LP, a Delaware limited
partnership

By:	CS Business Trust I, a Maryland business trust, its general partner

By:
Frank C. Spencer, President

Exhibit E, Page 3

EXHIBIT F
FORM OF ASSIGNMENT OF LEASES
     THIS ASSIGNMENT OF LEASES (this “Assignment”), is made as of                     , 200___by and between LHRET INDIANAPOLIS, LLC, a Delaware limited liability company (“Assignor”) and COGDELL SPENCER LP, a Delaware limited partnership (“Assignee”).
W I T N E S S E T H:
     WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of                     , 200___, by and between Assignor and [Assignee] (as the same may be amended or modified, the “Sale Agreement”), Assignor agreed to sell to Assignee, inter alia, its ground leasehold interest in certain real property, as well as its fee interest in the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the “Real Property”). Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and
     WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee certain leases and that Assignor and Assignee shall enter into this Assignment.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
     1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor’s right, title and interest in, to and under the space leases (“Leases”) with the tenants of the Real Property identified on Exhibit A attached hereto and incorporated herein by this reference. Assignee hereby accepts the foregoing assignment of the Leases.
     2. As-Is Certificate. Reference is made to that certain As-Is Certificate and Agreement, bearing even date herewith, executed by Assignee for the benefit of Assignor (the “As-Is Certificate”), pursuant to which Assignee has (a) agreed to certain limitations on representations, warranties, and liabilities of Assignor; (b) waived and released certain rights and claims against Assignor and certain of its affiliates; and (c) agreed to assume the Assumed Liabilities (as defined in the As-Is Certificate). The As-Is Certificate is binding upon Assignee and its successors and assigns, including successor owners of any interest in the Leases.
     3. Reservation of Benefits. Notwithstanding anything to the contrary in this Assignment, the Sale Agreement or any of the other Closing Documents, Assignor reserves and retains all benefits under the Leases to the extent that the same relate to any matter with respect to the Property for which Assignor may continue to have liability from and after the date hereof; provided, however, said benefits reserved and retained by Assignor pursuant to this Section shall exist jointly with Assignee’s benefits under the Leases, and such benefits may be enforceable by each of Assignor and Assignee to the extent of their respective liability or damages for any matters relating thereto. Assignee hereby agrees to cooperate with the reasonable requests of Assignor in enforcing its benefits under the Leases to the extent such benefits are reserved by Assignor pursuant to the terms of this Section.

Exhibit F, Page 1

     4. Covenants of Assignor and Assignee. Assignor is the current landlord under each of the Leases. Assignor has not pledged, sold, transferred, conveyed or encumbered the Leases nor any interest therein that is not being released as of the date hereof. Assignor shall indemnify, defend and hold Assignee harmless from and against any and all Liabilities (including, without limitation, court costs and attorneys’ fees) arising or accruing under any of the Leases prior to the effective date of this Assignment to the extent arising out of the acts or omissions of Assignor. Without limiting Assignee’s assumption of the Assumed Liabilities, Assignee hereby assumes all obligations under the Leases arising from and after the effective date of this Assignment and shall indemnify, defend and hold Assignor harmless from and against any and all Liabilities (including, without limitation, court costs and attorneys’ fees) arising or accruing under any of the Leases from and after the effective date of this Assignment.
     5. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State in which the Property is located applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.
     6. Severability. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.
     7. Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.
[Remainder of page intentionally blank]

Exhibit F, Page 2

     IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date first set forth hereinabove.

ASSIGNOR:

LHRET INDIANAPOLIS, LLC, a Delaware limited liability company

By:	Lillibridge Healthcare Real Estate Trust, L.P., a Delaware limited partnership, sole member

	By:	Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, general partner

By:

Name: Joseph G. Kurzydym
Title: EVP and CFO

ASSIGNEE:

COGDELL SPENCER LP, a Delaware limited partnership

By:	CS Business Trust I, a Maryland business trust, its general partner

By:

Frank C. Spencer, President

Exhibit F, Page 3

EXHIBIT G
FORM OF ASSIGNMENT OF INTANGIBLE PROPERTY
     THIS ASSIGNMENT OF INTANGIBLE PROPERTY (this “Assignment”), is made as of                     , 2006 by and between LHRET INDIANAPOLIS, LLC, a Delaware limited liability company (“Assignor”) and COGDELL SPENCER LP, a Delaware limited partnership (“Assignee”).
W I T N E S S E T H:
     WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of December 12, 2005, by and between Assignor and Assignee (as the same may be amended or modified, the “Sale Agreement”), Assignor agreed to sell to Assignee, inter alia, its ground leasehold interest in certain real property, as well as its fee interest in the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the “Real Property”). Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and
     WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee rights to certain intangible property and that Assignor and Assignee shall enter into this Assignment.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
     1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor’s right, title and interest in, to and under the following, if and only to the extent the same may be assigned or quitclaimed by Assignor without expense to Assignor:
(a)	all service, supply, maintenance, utility and commission agreements, all equipment leases, and all other contracts, subcontracts and agreements relating to the Real Property and the Personal Property (including all contracts, subcontracts and agreements relating to the construction of any unfinished tenant improvements) that are described in Exhibit A attached hereto and incorporated herein by this reference (herein collectively called the “Contracts”); and

(b)	to the extent that the same are in effect as of the date hereof, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property (herein collectively called the “Licenses and Permits”); and

(c)	any guaranties and warranties in effect with respect to any portion of the Real Property or the Personal Property as of the date hereof; and

(d)	the rights of Assignor (if any) to the name “Methodist Professional Center” (it being acknowledged by Assignee that Assignor does not have exclusive rights (and in fact may have no rights) to use such name and Assignor has not registered the same in any manner).

Exhibit G, Page 1

Assignee hereby accepts the foregoing assignment of the interests described in this Section 1 (collectively, the “Intangible Property”).
     2. As-Is Certificate. Reference is made to that certain As-Is Certificate and Agreement, bearing even date herewith, executed by Assignee for the benefit of Assignor (the “As-Is Certificate”), pursuant to which Assignee has (a) agreed to certain limitations on representations, warranties, and liabilities of Assignor; (b) waived and released certain rights and claims against Assignor and certain of its affiliates; and (c) agreed to assume the Assumed Liabilities (as defined in the As-Is Certificate). The As-Is Certificate is binding upon Assignee and its successors and assigns, including successor owners of any portion of the Intangible Property.
     3. Reservation of Benefits. Notwithstanding anything to the contrary in this Assignment, the Sale Agreement or any of the other Closing Documents, Assignor reserves and retains all benefits under the Intangible Property to the extent that the same relate to any matter with respect to the Property for which Assignor may continue to have liability from and after the date hereof; provided, however, said benefits reserved and retained by Assignor pursuant to this Section shall exist jointly with Assignee’s benefits under the Intangible Property, and such benefits may be enforceable by each of Assignor and Assignee to the extent of their respective liability or damages for any matters relating thereto. Assignee hereby agrees to cooperate with the reasonable requests of Assignor in enforcing its benefits under the Intangible Property to the extent such benefits are reserved by Assignor pursuant to the terms of this Section.
     4. Covenants of Assignor. Assignor covenants that it has the right to convey its right, title and interest in, to and under the Intangible Property, that the Intangible Property is free and clear of any and all monetary liens whatsoever other than the Permitted Exceptions. Without limiting Assignee’s assumption of the Assumed Liabilities, Assignee hereby assumes all obligations under the Contracts arising from and after the effective date of this Assignment and shall indemnify, defend and hold Assignor harmless from and against any and all Liabilities (including, without limitation, court costs and attorneys’ fees) arising or accruing under any of the Contracts from and after the effective date of this Assignment.
     5. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State in which the Property is located applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.
     6. Severability. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.
     7. Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

Exhibit G, Page 2

[Remainder of page intentionally blank]

Exhibit G, Page 3

     IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date first set forth hereinabove.

ASSIGNOR:

LHRET INDIANAPOLIS, LLC, a Delaware limited liability company

By:	Lillibridge Healthcare Real Estate Trust, L.P., a Delaware limited partnership, sole member

	By:	Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, general partner

By:

Name: Joseph G. Kurzydym
Title: EVP and CFO

ASSIGNEE:

COGDELL SPENCER LP, a Delaware limited partnership

By:	CS Business Trust I, a Maryland business trust, its general partner

By:

Frank C. Spencer, President

Exhibit G, Page 4

EXHIBIT H
FORM OF NOTICE TO TENANTS
_____________________, 2006
Re:   Notice of Change of Ownership of
          [Name of Property]
          [Property Address]
          [City, State]
Ladies and Gentlemen:
You are hereby notified as follows:
     That as of the date hereof, LHRET Indianapolis, LLC has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property, (the “Property”) to [INSERT NAME OF BUYER] (the “New Owner”).
     Future notices and rental payments with respect to your leased premises at the Property should be made to the New Owner in accordance with your lease terms at the following address:

     The New Owner shall be responsible for holding your security deposit in accordance with the terms of your lease.

Sincerely,

LHRET INDIANAPOLIS, LLC, a Delaware limited liability company

By:	Lillibridge Healthcare Real Estate Trust, L.P., a Delaware limited partnership, sole member

	By:	Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, general partner

By:

Name: Joseph G. Kurzydym
Title: EVP and CFO

Exhibit H, Page 1

EXHIBIT I
FORM OF FIRPTA AFFIDAVIT
     Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by LHRET Indianapolis, LLC, a Delaware limited liability company (“Seller”), the undersigned hereby certifies the following on behalf of Seller:
     1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and
     2. Seller is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Code; and
     3. Seller’s U.S. employer taxpayer identification number is 35-2219755; and
     4. Seller’s office address is 222 North LaSalle Street, Suite 410, Chicago, Illinois 60601.
     Seller understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
     The undersigned declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and he further declares that he has authority to sign this document on behalf of Seller.
     Dated:                     , 2006.

LHRET INDIANAPOLIS, LLC, a Delaware limited liability company

By:	Lillibridge Healthcare Real Estate Trust, L.P., a Delaware limited partnership, sole member

	By:	Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, general partner

By:

Name: Joseph G. Kurzydym
Title: EVP and CFO

Exhibit I, Page 1

STATE OF	§
§
COUNTY OF	§
On                     , 200___, before me, the undersigned, a notary public in and for said State, personally appeared                                                             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that, by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

, Notary Public

My Commission Expires:

Exhibit I, Page 2

EXHIBIT J
FORM OF ASSIGNMENT OF GROUND LEASES
     THIS ASSIGNMENT OF GROUND LEASES (this “Assignment”), is made as of                     , 2006 by and between LHRET INDIANAPOLIS, LLC, a Delaware limited liability company (“Assignor”) and COGDELL SPENCER LP, a Delaware limited partnership (“Assignee”).
W I T N E S S E T H:
     WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of December 12, 2005, by and between Assignor and [Assignee] (as the same may be amended or modified, the “Sale Agreement”), Assignor agreed to assign its ground leasehold interest in the ground leases described in Exhibit B attached hereto (the “Ground Leases”) demising the land described on Exhibit A attached hereto (the “Land”). Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
     1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor’s right, title and interest in, to and under the Ground Leases. Assignee hereby accepts the foregoing assignment of the Ground Leases.
     2. As-Is Certificate. Reference is made to that certain As-Is Certificate and Agreement, bearing even date herewith, executed by Assignee for the benefit of Assignor (the “As-Is Certificate”), pursuant to which Assignee has (a) agreed to certain limitations on representations, warranties, and liabilities of Assignor; (b) waived and released certain rights and claims against Assignor and certain of its affiliates; and (c) agreed to assume and indemnify Assignor and certain of its affiliates from and against the Assumed Liabilities (as defined in the As-Is Certificate). The As-Is Certificate is binding upon Assignee and its successors and assigns, including successor owners of any interest in the Leases.
     3. Covenants of Assignor and Assignee. Assignor is the current lessee under each of the Ground Leases. Assignor has not pledged, sold, transferred, conveyed or encumbered the Ground Leases nor any interest therein that is not being released as of the date hereof. Assignor shall indemnify, defend and hold Assignee harmless from and against any and all claims, defaults and other liabilities (including, without limitation, court costs and attorneys’ fees) arising or accruing under any of the Ground Leases prior to the effective date of this Assignment to the extent arising out of the acts or omissions of Seller. Without limiting Assignee’s assumption of the Assumed Liabilities, Assignee hereby assumes all obligations under the Ground Leases arising from and after the effective date of this Assignment and shall indemnify, defend and hold Assignor harmless from and against any and all Liabilities (including, without limitation, court costs and attorneys’ fees) arising or accruing under any of the Ground Leases from and after the effective date of this Assignment.

Exhibit K[-1], Page 1

     4. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State in which the Property is located applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.
     5. Severability. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.
     6. Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.
[Remainder of page intentionally blank]

Exhibit K[-1], Page 2

     IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date first set forth hereinabove.

ASSIGNOR:

LHRET INDIANAPOLIS, LLC, a Delaware limited liability company

By:	Lillibridge Healthcare Real Estate Trust, L.P., a Delaware limited partnership, sole member

	By:	Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, general partner

By:

Name: Joseph G. Kurzydym
Title: EVP and CFO

ASSIGNEE:

COGDELL SPENCER LP, a Delaware limited partnership

By:	CS Business Trust I, a Maryland business trust, its general partner

By:

Frank C. Spencer, President

Exhibit K[-1], Page 3

STATE OF	§
§
COUNTY OF	§
On                     , 200___, before me, the undersigned, a notary public in and for said State, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that, by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

, Notary Public

My Commission Expires:

Exhibit K[-1], Page 1

STATE OF	§
§
COUNTY OF	§
On                     , 200___, before me, the undersigned, a notary public in and for said State, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that, by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

, Notary Public

My Commission Expires:

Exhibit K[-1], Page 2

EXHIBIT A TO ASSIGNMENT OF GROUND LEASES
Land
TRACT ONE:
PARCEL I:
BUILDINGS AND IMPROVEMENTS ONLY ON THE FOLLOWING DESCRIBED PROPERTY:
A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST, LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA, BEING A PART OF LOTS 1 THROUGH 4, BOTH INCLUSIVE, IN SHIDELER’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 5 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, A PART OF LOTS 10, 11 AND 12 IN UNVERZAGT’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 4 IN SAID RECORDER’S OFFICE AND A PART OF 18TH STREET BEING BOUNDED AS FOLLOWS:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE, SAID POINT ALSO BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIR’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 345.91 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 26.25 FEET PERPENDICULAR TO THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE TO A POINT BEING 5.00 FEET NORTH OF THE NORTHEASTERN CORNER OF AN EXISTING BUILDING (M.P.C. 1) WHICH IS THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS 235.00 FEET ALONG THE NORTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING, ALONG THE EASTERN FACE OF SAID BUILDING AND ALONG THE SOUTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING TO A POINT BEING 5.00 FEET SOUTH OF THE SOUTHEASTERN CORNER OF SAID BUILDING THE FOLLOWING SEVEN (7) COURSES ARE 5.00 BEYOND THE FACE OF SAID EXISTING BUILDING; 1) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 92.50 FEET; 2) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 125.00 FEET; 3) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 4.00 FEET; 4) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 90.00 FEET; 5) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 4.00 FEET; 6) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 20.00 FEET; 7) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 92.50 FEET TO THE POINT OF BEGINNING.
PARCEL II:
LEASEHOLD INTEREST AS TO THE GROUND ONLY IN THE FOLLOWING DESCRIBED PROPERTY:

Exhibit K[-1], Page 1

A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST, LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA, BEING A PART OF LOTS 1 THROUGH 4, BOTH INCLUSIVE, IN SHIDELER’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 5 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, A PART OF LOTS 10, 11 AND 12 IN UNVERZAGT’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 4 IN SAID RECORDER’S OFFICE AND A PART OF 18TH STREET BEING BOUNDED AS FOLLOWS:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE, SAID POINT ALSO BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIR’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 345.91 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 26.25 FEET PERPENDICULAR TO THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE TO A POINT BEING 5.00 FEET NORTH OF THE NORTHEASTERN CORNER OF AN EXISTING BUILDING (M.P.C. 1) WHICH IS THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS 235.00 FEET ALONG THE NORTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING, ALONG THE EASTERN FACE OF SAID BUILDING AND ALONG THE SOUTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING TO A POINT BEING 5.00 FEET SOUTH OF THE SOUTHEASTERN CORNER OF SAID BUILDING THE FOLLOWING SEVEN (7) COURSES ARE 5.00 BEYOND THE FACE OF SAID EXISTING BUILDING; 1) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 92.50 FEET; 2) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 125.00 FEET; 3) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 4.00 FEET; 4) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 90.00 FEET; 5) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 4.00 FEET; 6) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 20.00 FEET; 7) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 92.50 FEET TO THE POINT OF BEGINNING.
PARCEL III:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AS SET OUT IN AN ACCESS EASEMENT AGREEMENT RECORDED OCTOBER 21, 1983 AS INSTRUMENT # 83-77305 AND A FIRST AMENDMENT RECORDED SEPTEMBER 26, 1985 AS INSTRUMENT # 85-83716 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, OVER THE FOLLOWING:
50 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:
COMMENCING AT THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF 19TH STREET AND THE WEST RIGHT-OF-WAY LINE OF SENATE AVENUE, SAID POINT BEING ALSO THE NORTHEAST CORNER OF LOT 11 IN MARTIN HEIR’S SUBDIVISION, THE PLAT OF WHICH IS RECORDED IN PLAT BOOK 7, PAGE 58 IN

Exhibit K[-1], Page 2

THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST ALONG SAID WEST RIGHT-OF-WAY LINE OF SENATE AVENUE 345.91 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 118.75 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY LINE 20.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 4.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY 47.92 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED CENTERLINE; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 209.25 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY LINE 41.97 FEET TO A TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 223.58 FEET AND A CENTRAL ANGEL OF 36 DEGREES 59 MINUTES 31 SECONDS; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 144.35 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF SOUTH 18 DEGREES 29 MINUTES 45 SECONDS WEST AND A LENGTH OF 141.85 FEET); THENCE SOUTH 36 DEGREES 59 MINUTES 31 SECONDS WEST TANGENT TO THE LAST DESCRIBED CURVE 93.90 FEET TO A NON-TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 480.05 FEET AND A CENTRAL ANGLE OF 15 DEGREES 38 MINUTES 08 SECONDS; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 131.00 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF NORTH 64 DEGREES 07 MINUTES 18 SECONDS WEST AND A LENGTH OF 130.60 FEET); THENCE NORTH 71 DEGREES 56 MINUTES 22 SECONDS WEST TANGENT TO THE LAST DESCRIBED CURVE 48.38 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF RELOCATED SENATE AVENUE AND THERE TERMINATING.
TRACT TWO:
PARCEL I:
BUILDINGS AND IMPROVEMENTS ONLY ON THE FOLLOWING DESCRIBED PROPERTY:
A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST, LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA, BEING A PART OF LOTS 1 THROUGH 4, BOTH INCLUSIVE, IN SHIDELER’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 5 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, A PART OF LOTS 10, 11 AND 12 IN UNVERZAGT’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 4 IN SAID RECORDER’S OFFICE AND A PART OF 18TH STREET BEING BOUNDED AS FOLLOWS:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE, SAID POINT ALSO BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIR’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE

Exhibit K[-1], Page 3

SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 345.91 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 26.25 FEET PERPENDICULAR TO THE WESTERN RIGHT-OF-WAY LINE OF SENATE AVENUE TO A POINT BEING 5.00 FEET NORTH OF THE NORTHEASTERN CORNER OF AN EXISTING BUILDING (M.P.C. 1) WHICH IS THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS 235.00 FEET ALONG THE NORTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING, ALONG THE EASTERN FACE OF SAID BUILDING AND ALONG THE SOUTHERLY EXTENSION OF THE EASTERN FACE OF SAID BUILDING TO A POINT BEING 5.00 FEET SOUTH OF THE SOUTHEASTERN CORNER OF SAID BUILDING THE FOLLOWING SEVEN (7) COURSES ARE 5.00 BEYOND THE FACE OF SAID EXISTING BUILDING; 1) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 92.50 FEET; 2) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 125.00 FEET; 3) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 4.00 FEET; 4) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 90.00 FEET; 5) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 4.00 FEET; 6) THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS 20.00 FEET; 7) THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 92.50 FEET TO THE POINT OF BEGINNING.
PARCEL II:
LEASEHOLD INTEREST AS TO THE GROUND ONLY IN THE FOLLOWING DESCRIBED PROPERTY:
A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA BEING PART OF LOTS 7, 8 AND 9 IN ROSS’ SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 1 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; PARTS OF LOTS 4, 5 AND 6 IN SHIDELER’S SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 5 IN SAID RECORDER’S OFFICE; PART OF LOTS 37 THROUGH 42, BOTH INCLUSIVE, IN HIGHLAND PLACE ADDITION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 9, PAGE 187 IN SAID RECORDER’S OFFICE; A PART OF HIGHLAND PLACE (A PLATTED STREET); AND A PART OF ALL PLATTED ALLEYS BOUNDED BY SAID HIGHLAND PLACE ON THE WEST, 19TH STREET ON THE NORTH, SENATE AVENUE ON THE EAST AND 18TH STREET ON THE SOUTH BEING BOUNDED AS FOLLOWS:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF FORMER (VACATED) 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE, SAID POINT BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIRS SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 159.82 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE; THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 58.39 FEET TO THE NORTHEASTERN CORNER OF A MULTILEVEL PARKING STRUCTURE KNOWN AS “PARKING GARAGE 2” AND TO THE POINT OF BEGINNING OF THIS DESCRIPTION, THE NEXT

Exhibit K[-1], Page 4

TWO (2) COURSES ARE ALONG THE FACE OF “PARKING GARAGE 2”; 1) THENCE SOUTH 00 DEGREES 03 MINUTES 58 SECONDS WEST 173.70 FEET; 2) THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 54.20 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 5.00 FEET TO A POINT BEING 5.00 FEET (MEASURED PERPENDICULARLY IN A SOUTHERLY DIRECTION) BEYOND THE FACE OF “PARKING GARAGE 2”, THE NEXT TWO (2) COURSES ARE 5.00 FEET BEYOND THE FACE OF “PARKING GARAGE 2”; 1) THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 240.71 FEET; THENCE NORTH 00 DEGREES 03 MINUTES 58 SECONDS EAST 178.70 FEET TO A POINT ON THE WESTERLY EXTENSION OF THE NORTHERN FACE OF “PARKING GARAGE 2”; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 39.74 FEET ALONG THE WESTERLY EXTENSION OF THE NORTHERN FACE OF “PARKING GARAGE 2”, SAID ALONG THE NORTHERN FACE OF “PARKING GARAGE 2”, ALL OF THE FOLLOWING COURSES ARE ALONG THE FACE OF “PARKING GARAGE 2”; THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 19.53 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 235.64 FEET TO THE POINT OF BEGINNING.
PARCEL III:
BUILDINGS AND IMPROVEMENTS ONLY ON THE FOLLOWING DESCRIBED PROPERTY:
A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA BEING PARTS OF LOTS 9 THROUGH 11 IN ROSS’ SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 1 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, PARTS OF LOTS 36 AND 37 IN HIGHLAND PLACE ADDITION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 9, PAGE 187 IN SAID RECORDER’S OFFICE, A PART OF HIGHLAND PLACE (A PLATTED STREET), AND A PORTION OF THE FORMER (VACATED) FIRST ALLEY WEST OF FORMER (VACATED) SENATE AVENUE ON THE SOUTH SIDE OF FORMER (VACATED) 19TH STREET:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF FORMER (VACATED) 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE, SAID POINT BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIRS SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 159.82 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE; THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 58.39 FEET TO THE NORTHEASTERN CORNER OF A MULTILEVEL PARKING STRUCTURE KNOWN AS “PARKING GARAGE 2” AND TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 67.58 FEET PERPENDICULAR TO THE NORTHERN FACE OF “PARKING GARAGE 2”, THE FOLLOWING FOUR (4) COURSES ARE PERPENDICULAR TO OR PARALLEL WITH THE NORTHERN FACE OF

Exhibit K[-1], Page 5

“PARKING GARAGE 2”; 1) NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 181.37 FEET; 2) THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 5.00 FEET; 3) THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 80.04 FEET; 4) THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 24.16 FEET TO A POINT ON A NON-TANGENT CURVE CONCAVE TO THE SOUTHEAST, SAID POINT BEING NORTH 07 DEGREES 24 MINUTES 57 SECONDS WEST 38.50 FEET FROM THE RADIUS POINT ON SAID CURVE; THENCE WESTERLY, SOUTHWESTERLY AND SOUTHERLY 55.46 FEET ALONG SAID CURVE TO ITS POINT OF TANGENCY; SAID POINT OF TANGENCY BEING NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 38.50 FEET (PARALLEL WITH THE NORTHERN FACE OF “PARKING GARAGE 2”) FROM THE RADIUS POINT OF SAID CURVE; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 10.25 FEET PERPENDICULAR TO THE NORTHERN FACE OF “PARKING GARAGE 2” TO A POINT ON THE WESTERLY EXTENSION OF THE NORTHERN FACE OF “PARKING GARAGE 2”; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 39.74 FEET ALONG THE WESTERLY EXTENSION OF THE NORTHERN FACE OF “PARKING GARAGE 2” AND ALONG THE NORTHERN FACE OF “PARKING GARAGE 2”, ALL THE FOLLOWING COURSES ARE ALONG THE NORTHERN FACE OF “PARKING GARAGE 2”; THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 19.53 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 235.64 FEET TO THE POINT OF BEGINNING.
PARCEL IV:
LEASEHOLD INTEREST IN THE GROUND ONLY IN THE FOLLOWING DESCRIBED PROPERTY:
A PART OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 3 EAST LOCATED IN CENTER TOWNSHIP, MARION COUNTY, INDIANA BEING PARTS OF LOTS 9 THROUGH 11 IN ROSS’ SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 1 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, PARTS OF LOTS 36 AND 37 IN HIGHLAND PLACE ADDITION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 9, PAGE 187 IN SAID RECORDER’S OFFICE, A PART OF HIGHLAND PLACE (A PLATTED STREET), AND A PORTION OF THE FORMER (VACATED) FIRST ALLEY WEST OF FORMER (VACATED) SENATE AVENUE ON THE SOUTH SIDE OF FORMER (VACATED) 19TH STREET:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF FORMER (VACATED) 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE, SAID POINT BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIRS SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 159.82 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE; THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 58.39 FEET TO THE NORTHEASTERN CORNER OF A MULTILEVEL PARKING STRUCTURE KNOWN AS “PARKING

Exhibit K[-1], Page 6

GARAGE 2” AND TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 67.58 FEET PERPENDICULAR TO THE NORTHERN FACE OF “PARKING GARAGE 2”, THE FOLLOWING FOUR (4) COURSES ARE PERPENDICULAR TO OR PARALLEL WITH THE NORTHERN FACE OF “PARKING GARAGE 2”; 1) NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 181.37 FEET; 2) THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 5.00 FEET; 3) THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 80.04 FEET; 4) THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 24.16 FEET TO A POINT ON A NON-TANGENT CURVE CONCAVE TO THE SOUTHEAST, SAID POINT BEING NORTH 07 DEGREES 24 MINUTES 57 SECONDS WEST 38.50 FEET FROM THE RADIUS POINT ON SAID CURVE; THENCE WESTERLY, SOUTHWESTERLY AND SOUTHERLY 55.46 FEET ALONG SAID CURVE TO ITS POINT OF TANGENCY; SAID POINT OF TANGENCY BEING NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 38.50 FEET (PARALLEL WITH THE NORTHERN FACE OF “PARKING GARAGE 2”) FROM THE RADIUS POINT OF SAID CURVE; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 10.25 FEET PERPENDICULAR TO THE NORTHERN FACE OF “PARKING GARAGE 2” TO A POINT ON THE WESTERLY EXTENSION OF THE NORTHERN FACE OF PARKING GARAGE 2”; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 39.74 FEET ALONG THE WESTERLY EXTENSION OF THE NORTHERN FACE OF “PARKING GARAGE 2” AND ALONG THE NORTHERN FACE OF “PARKING GARAGE 2”, ALL THE FOLLOWING COURSES ARE ALONG THE NORTHERN FACE OF “PARKING GARAGE 2”; THENCE NORTH 00 DEGREES 02 MINUTES 47 SECONDS EAST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 19.53 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 10.88 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 13 SECONDS EAST 235.64 FEET TO THE POINT OF BEGINNING.
PARCEL V:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THE FOLLOWING DESCRIBED REAL ESTATE:
COMMENCING AT THE INTERSECTION OF THE SOUTHERN RIGHT-OF-WAY LINE OF FORMER (VACATED) 19TH STREET AND THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE, SAID POINT BEING THE NORTHEASTERN CORNER OF LOT 11 IN MARTIN HEIRS SUBDIVISION AS PER PLAT THEREOF RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS (ASSUMED BEARING) 159.82 FEET ALONG THE WESTERN RIGHT-OF-WAY LINE OF FORMER (VACATED) SENATE AVENUE; THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 58.39 FEET TO THE NORTHEASTERN CORNER OF A MULTILEVEL PARKING STRUCTURE KNOWN AS “PARKING GARAGE 2”, THE NEXT TWO (2) COURSES ARE ALONG THE FACE OF “PARKING GARAGE 2”; 1) THENCE SOUTH 00 DEGREES 03 MINUTES 58 SECONDS WEST 173.70 FEET; 2) THENCE NORTH 89 DEGREES 57 MINUTES 13 SECONDS WEST 54.20 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 47 SECONDS WEST 5.00 FEET TO A POINT BEING 5.00 FEET (MEASURED PERPENDICULARLY IN A SOUTHERLY DIRECTION) FROM THE SOUTHERN FACE OF “PARKING GARAGE 2”; THENCE NORTH 89

Exhibit K[-1], Page 7

DEGREES 57 MINUTES 13 SECONDS WEST 240.71 FEET PARALLEL WITH THE SOUTHERN FACE OF “PARKING GARAGE 2” TO A POINT BEING 5.00 FEET (MEASURED PERPENDICULARLY IN WESTERLY DIRECTION) FROM THE WESTERN FACE OF “PARKING GARAGE 2” AND TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00 DEGREES 03 MINUTES 58 SECONDS WEST 25.59 FEET PARALLEL WITH THE WESTERN FACE OF “PARKING GARAGE 2” TO THE NORTHERN LINE OF INGRESS AND EGRESS EASEMENT DESCRIBED IN EXHIBIT “A” OF FIRST AMENDMENT TO ACCESS EASEMENT AGREEMENT RECORDED AS INSTRUMENT # 85-83716 IN SAID RECORDER’S OFFICE; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 28.47 FEET ALONG THE NORTHERN BOUNDARY OF SAID EASEMENT TO A NORTHWESTERN CORNER OF SAID EASEMENT; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS 61.29 FEET ALONG A WESTERN BOUNDARY OF SAID EASEMENT; THENCE NORTH 77 DEGREES 17 MINUTES 37 SECONDS WEST 42.88 FEET; THENCE NORTH 22 DEGREES 19 MINUTES 26 SECONDS WEST 127.38 FEET TO THE SOUTHEASTERN RIGHT-OF-WAY LINE OF SENATE BOULEVARD; THENCE NORTH 25 DEGREES 08 MINUTES 27 SECONDS EAST 169.66 FEET ALONG THE SOUTHEASTERN RIGHT-OF-WAY LINE OF SENATE BOULEVARD; THENCE SOUTH 66 DEGREES 52 MINUTES 26 SECONDS EAST 50.93 FEET TO A POINT BEING 5.00 FEET (MEASURED PERPENDICULARLY IN A WESTERLY DIRECTION) FROM THE WESTERN FACE OF “PARKING GARAGE 2”; THENCE SOUTH 00 DEGREES 03 MINUTES 58 SECONDS WEST 173.97 FEET PARALLEL WITH THE WESTERN FACE OF “PARKING GARAGE 2” TO THE POINT OF BEGINNING.
PARCEL VI:
NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AS SET OUT IN AN ACCESS EASEMENT AGREEMENT DATED OCTOBER 20, 1983 AND RECORDED OCTOBER 21, 1983 AS INSTRUMENT NO. 83-77305, AS AMENDED BY FIRST AMENDMENT TO ACCESS EASEMENT AGREEMENT DATED SEPTEMBER 1, 1985 AND RECORDED SEPTEMBER 26, 1985 AS INSTRUMENT NO. 85-83716 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA, OVER THE FOLLOWING:
50 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:
COMMENCING AT THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF 19TH STREET AND THE WEST RIGHT-OF-WAY LINE OF SENATE AVENUE, SAID POINT BEING ALSO THE NORTHEAST CORNER OF LOT 11 IN MARTIN HEIR’S SUBDIVISION, THE PLAT OF WHICH IS RECORDED IN PLAT BOOK 7, PAGE 58 IN THE OFFICE OF THE RECORDER OF MARION COUNTY, INDIANA; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST ALONG SAID WEST RIGHT-OF-WAY LINE OF SENATE AVENUE 345.91 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 118.75 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY LINE 20.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 4.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST

Exhibit K[-1], Page 8

PARALLEL WITH SAID WEST RIGHT-OF-WAY 47.92 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED CENTERLINE; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST PERPENDICULAR TO SAID WEST RIGHT-OF-WAY LINE 209.25 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST PARALLEL WITH SAID WEST RIGHT-OF-WAY LINE 41.97 FEET TO A TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 223.58 FEET AND A CENTRAL ANGEL OF 36 DEGREES 59 MINUTES 31 SECONDS; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 144.35 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF SOUTH 18 DEGREES 29 MINUTES 45 SECONDS WEST AND A LENGTH OF 141.85 FEET); THENCE SOUTH 36 DEGREES 59 MINUTES 31 SECONDS WEST TANGENT TO THE LAST DESCRIBED CURVE 93.90 FEET TO A NON-TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 480.05 FEET AND A CENTRAL ANGLE OF 15 DEGREES 38 MINUTES 08 SECONDS; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 131.00 FEET (SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING OF NORTH 64 DEGREES 07 MINUTES 18 SECONDS WEST AND A LENGTH OF 130.60 FEET); THENCE NORTH 71 DEGREES 56 MINUTES 22 SECONDS WEST TANGENT TO THE LAST DESCRIBED CURVE 48.38 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF RELOCATED SENATE AVENUE AND THERE TERMINATING.

Exhibit K[-1], Page 9

EXHIBIT B TO ASSIGNMENT OF GROUND LEASES
Description of Ground Leases
     “Garage Ground Lease” shall mean that certain Lease, dated June 9, 1994, by and between Methodist, as ground lessor and Associates LLC, as ground lessee, as amended by that certain First Amendment to Lease, dated June 15, 1999 by and between Methodist, Clarian, Associates LLC and LHT (successor to Associates LLC by assignment recorded in the Recorder’s Office as Instrument No. 99-117419), as further amended by that certain Second Amendment to Lease, dated as of December 11, 2003, by and between Methodist, Clarian and Assignor and as further amended by the Building Access Agreement.
     “Office Ground Lease” shall mean that certain Lease, dated August 19, 1983, by and between Methodist, as ground lessor and Associates LLC, as ground lessee, as amended by that certain First Amendment to Lease, dated September 1, 1985, by and between Methodist and Associates LLC, as further amended by that certain Second Amendment to Lease, dated June 15, 1999 by and between Methodist, Clarian, Associates LLC and LHT (successor to Associates LLC by assignment), as further amended by that certain Third Amendment to Lease, dated as of December 11, 2003, by and between Methodist, Clarian and Assignor and as further amended by the Building Access Agreement.
     As used herein, “Associates LLC” shall mean Methodist Associates LLC (successor to Methodist Associates, Ltd. by assignment recorded in the Office of the Recorder of Marion County, Indiana as Instrument No. 95-42028).
     As used herein, “Building Access Agreement” shall mean that certain Building Penetration, Improvement and Access Agreement dated as of February 1, 2003, by and between Clarian and LHT.
     As used herein, “Clarian” shall mean Clarian Health Partners, Inc., an Indiana not-for-profit corporation.
     As used herein, “LHT” shall mean LHT Indianapolis, LLC, a Delaware limited liability company.
     As used herein, “Methodist” shall mean, Methodist Health Group, Inc., f/k/a Methodist Hospital of Indiana, Inc., an Indiana not-for-profit corporation.

Exhibit K[-1], Page 1

EXHIBIT K-1
FORM OF TITLE AFFIDAVIT
Escrow No.
Title Order No.
     The undersigned (“Owner’) hereby represents and warrants as follows to and for the benefit of First American Title Insurance Company (the “Title Company”):
     1. Representatives of Owner have reviewed the preliminary report/commitment with an effective date of December ___, 2005 (the “Title Report”).
     2. To the knowledge of Owner, there are no unrecorded leases or occupancy agreements affecting the property described in Schedule A of the Title Report (the “Property”), or other parties in possession of the Property, except for leases with the tenants shown on Exhibit A attached hereto.
     3. To the knowledge of Owner, there are no unrecorded claims against the Property, nor any set of facts by reason of which Owner’s title to the Property might be disputed or questioned except for (a) the leases with the tenants shown on Exhibit A, (b) matters shown on the Title Report, (c) matters as disclosed on the survey previously delivered to the Title Company, and (d) current taxes not delinquent. Owner has been in peaceable and undisputed possession of the Property since title was acquired.
     4. Except as set forth on Exhibit B attached hereto:
     (a) within the last six (6) months, to the knowledge of Owner, Owner has not (i) made, ordered or contracted for any construction, repairs, alterations or improvements to be made on or to the Property which have not been paid for in full, (ii) ordered materials for any such construction, repairs, alterations or improvements which have not been paid for in full, nor (iii) attached any fixtures to the Property which have not been paid for in full; and
     (c) to the knowledge of Owner, there are no outstanding or disputed claims for any work or item referred to in subparagraph (a).
     5. To the knowledge of Owner, there has been no violation of any covenants, conditions or restrictions of record affecting the Property and there are no disputes with any adjoining property owners as to the location of property lines, or the encroachment of any improvements.
     All references herein to the “knowledge” of Owner or words of similar import shall refer only to the actual (and not constructive) knowledge of Joseph G. Kurzydym, Thomas Czerniak and Kevin Geraghty, and shall not be construed to refer to the knowledge of any other officer, director, shareholder, employee, agent or representative of Owner, its members, or any affiliate

Exhibit K[-1], Page 1

of any of the foregoing, or to impose or have imposed upon such individuals any duty to investigate the matters to which such knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of the aforementioned individuals arising out of any representations or warranties made herein.
     This affidavit is made for the purpose of aiding the Title Company in determining the insurability of title to the Property, and to induce the Title Company to issue its policy of title insurance. This affidavit may be relied upon by the Title Company but may not be relied upon by any other person or entity.
[Remainder of page intentionally blank]

Exhibit K[-1], Page 2

     IN WITNESS WHEREOF, Owner has executed this affidavit as of                     , 200___.

LHRET INDIANAPOLIS, LLC, a Delaware limited liability company

By:	Lillibridge Healthcare Real Estate Trust, L.P., a Delaware limited partnership, sole member

	By:	Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, general partner

By:

Name: Joseph G. Kurzydym
Title: EVP and CFO

Exhibit K[-1], Page 3

EXHIBIT K-2
FORM OF GAP INDEMNITY
Escrow No.
Title Order No.
Title Commitment Effective Date:                    , 200___
     WHEREAS, FIRST AMERICAN TITLE INSURANCE COMPANY (the “Title Company”) has been asked to issue its leasehold owner’s policy(ies) of title insurance in the aggregate amount of $                                         in favor of COGDELL SPENCER LP, a Delaware limited partnership (“Buyer”) covering premises being acquired from LHRET INDIANAPOLIS, LLC, a Delaware limited liability company (“Seller”) as more particularly described in Exhibit A attached hereto (the “Real Property”);
     AND WHEREAS, the Title Company is unwilling to give title insurance coverage to Buyer with respect to the Real Property until the instruments under which Buyer acquires title are filed for record in the appropriate registry;
     AND WHEREAS, the parties to the transaction have requested that the Title Company disburse amounts to Seller that the Title Company holds in escrow prior to such time as the assignment of ground leases for the Real Property is recorded with the County Recorder of                                          County, Indiana;
     NOW, THEREFORE, it is agreed that in consideration of the Title Company issuing its title insurance policy to Buyer effective as of the date closing occurs without making exception therein to matters which may arise between the Title Commitment Effective Date referenced above (being the last effective date of the title insurance commitment issued by the Title Company in connection with Buyer’s title insurance) and the date the documents creating the interest being insured have been filed for record and which matters may constitute an encumbrance on or affect said title, Seller agrees to promptly defend, remove, bond or otherwise dispose of any encumbrance, lien or objectionable matter to title caused by the acts of Seller, its agents or representatives which may arise or to be filed, as the case may be, against the Real Property during the period of time between the Title Commitment Effective Date referenced above and the date of recording of all closing instruments, and to hold harmless, and indemnify the Title Company against all expenses, costs, and reasonable attorneys’ fees, which may arise out of Seller’s failure to so remove, bond or otherwise dispose of any said liens, encumbrances or objectionable matters caused by the acts of Seller, its agents or representatives; provided, however, that the Title Company shall use good faith and diligent efforts to cause all documents to be recorded as soon as possible but, in any event, no later than three (3) business days after the date hereof and Seller shall have no obligations or liability hereunder with respect to any objections to title which may arise or be filed after such three (3) business day period nor shall Seller have any obligations or liability hereunder with respect to any objections to title which may arise or be filed as a result of the acts or by permission of Buyer, its agents or representatives.
[Remainder of page intentionally blank]

Exhibit K-2, Page 1

     IN WITNESS WHEREOF, Seller has executed this Gap Indemnity as of                     , 2006.

LHRET INDIANAPOLIS, LLC, a Delaware limited liability company

By:	Lillibridge Healthcare Real Estate Trust, L.P., a Delaware limited partnership, sole member

	By:	Lillibridge Healthcare Real Estate Trust, a Maryland real estate investment trust, general partner

By:

Name: Joseph G. Kurzydym
Title: EVP and CFO

Exhibit K-2, Page 2

EXHIBIT L
SPECIFIED DOCUMENTS
1.	The Ground Leases

2.	The Contracts listed on Exhibit B

3.	The Leases listed on Exhibit O

Exhibit L[-2], Page 1

EXHIBIT M
FORM OF TENANT ESTOPPEL CERTIFICATE

Lillibridge Healthcare Real Estate Trust	[INSERT NAME OF BUYER]
222 North LaSalle Street

Suite 410

Chicago, Illinois 60601

Attention: Joseph G. Kurzydym	Attention:

Ladies and Gentlemen:
     By lease dated                     , 199___/200 (the “Lease”), the undersigned (“Tenant”) has leased from LHRET INDIANAPOLIS, LLC, or its predecessors in interest (“Landlord”) the premises located at                      which is more particularly described in the Lease. Landlord, as owner of the property (the “Property”) of which the leased premises are a part, intends to sell the Property to [INSERT NAME OF BUYER], [INSERT ORGANIZATIONAL INFO FOR BUYER] (“Buyer”) who, as a condition to the purchase of the Property, has required this tenant estoppel certificate.
     In consideration of Buyer’s agreement to purchase the Property and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant agrees and certifies to Landlord and to Buyer as follows:
     1. The leased premises and possession thereof are accepted; the Lease is in full force and effect; and the lease term begins on              and ends on             .
     2. Tenant claims no present charge, lien or claim of offset against rent.
     3. Rent is paid for the current month but is not paid and will not be paid more than one month in advance. Basic or fixed rent is $                     per month and is due on the                      of each month. A security deposit in the amount of $                     has been paid to Landlord.
     4. There are no existing defaults by reason of any act or omission of the Landlord nor, to the best of Tenant’s knowledge, the Tenant, except as follows:                                                                                                                                                                                     .
     5. All of Landlord’s improvement obligations under the Lease have been completed by Landlord and accepted by Tenant.
     6. Tenant is not entitled to any free rent or other concessions except as expressly provided in the Lease.
     7. The Lease has not been modified, except in accordance with the amendments dated as follows:                                                                                                                                             .

Exhibit M-2, Page 1

     8. Attached is a true and correct copy of the Lease together with all amendments, modifications or renewals.
     9. Tenant has no option, right of first refusal or other right to purchase the Property or any portion thereof, or any interest therein pursuant to the terms of the Lease or contained in any other document or agreement (written or oral) whatsoever. The only interest of Tenant in the Property is that of a tenant pursuant to the terms of the Lease. Tenant hereby waives any option, right of first refusal or other right to purchase the Property or any portion thereof or interest therein that is contained in the Lease or any other document or agreement, if any.
     This certificate may be relied upon by Landlord, Buyer, Buyer’s lender from time to time, and their respective successors and assigns.

TENANT:

[INSERT

NAME OF TENANT]

By:

Name:

Title:

Date:	, 2006

Exhibit M-2, Page 2

EXHIBIT N
NOTICES OF LITIGATION, CONTRACT DEFAULTS

AND GOVERNMENTAL VIOLATIONS
NONE

Exhibit N, Page 1

EXHIBIT O
CURRENT RENT ROLL
See attached.